UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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VITA FOOD PRODUCTS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VITA FOOD PRODUCTS, INC.
2222 West Lake Street
Chicago, Illinois  60612

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Vita Food Products, Inc.

The Annual Meeting (the “Meeting”) of Stockholders of Vita Food Products, Inc., a Nevada corporation (the “Company”), will be held on May 17, 2007 at 9:00 a.m., local time, at the offices of Much Shelist Freed Deneberg Ament & Rubenstein, P.C., 191 North Wacker Drive, Chicago, Illinois 60606 for the following purposes, as more fully described in the accompanying Proxy Statement:

1.                                       To elect six (6) directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified.

2.                                       To adopt the Vita Food Products, Inc. 2006 Stock Option Plan.

3.                                       To adopt the Vita Food Products, Inc. 2006 Employee Stock Purchase Plan.

4.                                       To approve the Company’s ability to issue shares of its common stock to members of the Board of Directors as fees for services rendered as directors of the Company.

5.                                       To ratify the selection by the Board of Directors of BDO Seidman, LLP as the Company’s independent registered public accounting firm for 2007.

6.                                       To transact such other business as may properly come before the Meeting or any adjournment thereof.

Holders of record of the Company’s Common Stock at the close of business on April 2, 2007, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof, also as more fully described in the Proxy Statement.

All stockholders are cordially invited to attend the Meeting.  Those who cannot are urged to sign, date and otherwise complete the enclosed proxy and return it in the envelope provided.  Any stockholder giving a proxy has the right to revoke it at any time before it is voted.

For the Board of Directors,

Stephen D. Rubin
Chairman of the Board

Chicago, Illinois
April 30, 2007

TABLE OF CONTENTS

Page No.
GENERAL INFORMATION
Solicitation of Proxies
Authority Conferred by Proxies
Revocability of Proxies
Voting Securities and Record Date
Executive Officers and Directors

ELECTION OF DIRECTORS

Nominees

ADOPTION OF THE VITA FOOD PRODUCTS, INC. 2006 STOCK OPTION PLAN

Purpose and Eligibility
Term of the Plan
Amendment and Termination of the Option Plan.
Stock Option Awards
Acquired Company Option Awards
Change of Control
Federal Income Tax Consequences

ADOPTION OF THE VITA FOOD PRODUCTS, INC. 2006 EMPLOYEE STOCK PURCHASE PLAN

APPROVAL OF THE COMPANY’S ABILITY TO ISSUE SHARES OF ITS COMMON STOCK TO MEMBERS OF THE BOARD OF DIRECTORS AS FEES FOR SERVICES RENDERED AS DIRECTORS OF THE COMPANY

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

CORPORATE GOVERNANCE

Director Independence
Committees and Attendance

Audit Committee Report

Compensation Committee Report

Communications with Stockholders

SECURITY OWNERSHIP OF PRINCIPAL HOLDERS AND MANAGEMENT

Change in Control Arrangement

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table
Grants of Plan-Based Awards
Outstanding Equity Awards At Fiscal Year-End
Potential Payments Upon Termination or Change-in-Control
Non-Compete and Non-Solicitation Agreements
Director Compensation

COMPENSATION DISCUSSION AND ANALYSIS

i

Overview and Objectives of Compensation Program
Compensation Package Determination and Components
Individual NEO Compensation Determinations
Share Ownership Requirements
Stock Option Grant Policy

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

ANNUAL REPORT

STOCKHOLDER PROPOSALS

OTHER MATTERS

ii

VITA FOOD PRODUCTS, INC.
2222 West Lake Street
Chicago, Illinois  60612

PROXY STATEMENT

Annual Meeting of Stockholders
To Be Held
May 17, 2007

The following information is provided in connection with the solicitation of proxies for the Annual Meeting of Stockholders of Vita Food Products, Inc., a Nevada corporation (the “Company”), to be held on May 17, 2007, and any adjournments thereof (the “Meeting”), for the purposes stated in the attached Notice of Annual Meeting of Stockholders.  This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and proxy card are being mailed to stockholders beginning on or about April 30, 2007.

GENERAL INFORMATION

Solicitation of Proxies

A form of proxy is being furnished herewith by the Company to each stockholder and, in each case such proxy is solicited on behalf of the Board of Directors of the Company for use at the Meeting.  The entire cost of soliciting these proxies will be borne by the Company.  Solicitation will be made by mail, and may also be made by telephone or facsimile by directors, officers and regular employees of the Company, but these persons will not be separately compensated for such solicitation services.  The Company will reimburse brokerage houses and other nominees for their expenses in forwarding proxy solicitation material to beneficial owners of the Company’s common stock, par value $.01 per share (the “Common Stock”).

Authority Conferred by Proxies

The shares represented by proxies duly executed and returned by stockholders and received by the Company before the Meeting will be voted as directed in the proxies.  In the absence of specific direction, the shares represented by proxies will be voted: (1) FOR the election of all nominee directors specified herein; (2) FOR adoption of the 2006 Stock Option Plan; (3) FOR adoption of the 2006 Employee Stock Purchase Plan;  (4) FOR the Company’s ability to issue shares of its Common Stock to directors as fees for services rendered as directors of the Company; and (5) FOR the ratification of the selection of BDO Seidman, LLP as the Company’s independent registered public accounting firm.  As to the other matters, if any, to be voted upon at the Meeting, the persons designated as proxies in the accompanying form of proxy will take such action as they, in their discretion, may deem advisable.  The persons named as proxies were selected by the Board of Directors and are officers of the Company.

Revocability of Proxies

Execution of the enclosed proxy will not affect your right as a stockholder to attend the Meeting and to vote in person.  Any stockholder giving a proxy has the right to revoke it at any time by: (i) a later dated proxy, duly executed and delivered or presented at the Meeting; (ii) a written revocation sent to and received by the Secretary of the Company prior to the Meeting; or (iii) attendance at the Meeting and voting in person.  Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

Voting Securities and Record Date

The Company’s voting securities consist of one class of Common Stock and one class of preferred stock, par value $0.01 per share (the “Preferred Stock”).  The Company had 4,935,247 outstanding shares of Common Stock and no shares of Preferred Stock outstanding as of the close of business on April 2, 2007 (the “Record Date”).  Only stockholders of record on the books of the Company at the close of business on the Record Date will be entitled to vote at the Meeting.  Each share of Common Stock is entitled to one vote.  Representation at the Meeting by the holders of a majority of the shares of Common Stock outstanding on the Record Date, either in person or by proxy, will constitute a quorum.

Directors are elected by a plurality vote of shares present at the meeting.  Adoption of the 2006 Stock Option Plan and the 2006 Employee Stock Purchase Plan, approval of the Company’s ability to issue shares of its Common Stock to directors as fees for services rendered as directors and ratification of BDO Seidman, LLP requires approval by the holders of a majority of the shares of Common Stock voting on such matter, whether in person or by proxy.  Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum, but broker non-votes will not be counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter.  Accordingly, abstentions have the same effect as a vote “against” the proposals to adopt the 2006 Stock Option Plan and the 2006 Employee Stock Purchase Plan, approve the Company’s ability to issue shares of its Common Stock to directors as fees for services rendered as directors and ratify BDO Seidman, LLP as the Company’s independent registered public accounting firm for 2007, while broker non-votes do not affect the outcome.  For the election of directors, abstentions and broker non-votes will have no effect.

Executive Officers and Directors

The following table sets forth certain information with respect to each executive officer, each director who is also a director nominee and each new director nominee of the Company.

Name	Age	Title
Clifford K. Bolen	49	President and Chief Executive Officer
Stephen D. Rubin	67	Chairman of the Board
Howard Bedford	55	Director
Edward P. Dolanski	39	Director Nominee
Robert C. Douglas II	61	Director Nominee
David S. Lipson	63	Director Nominee
John C. Seramur	64	Director

The following biographical information is provided with respect to the one executive officer, as of April 2, 2007, named in the management table who is not a director nominee for election.

Clifford K. Bolen was named President and Chief Executive Officer of the Company effective August 18, 2006.  Prior to that, he was one of three members of the Office of the Chief Executive, which was responsible for the overall planning and direction of the Company, since March 2006, in addition to the positions of Chief Operating Officer, responsible for the overall operations of the seafood division (named in June 2005), Senior Vice President (named in March 2003) and Chief Financial Officer of the Company.  Mr. Bolen joined the Company in November 2000 as Vice President and Chief Financial Officer.  Prior to joining the Company, Mr. Bolen was Vice President of Operations for The Northwestern Corp, a leading manufacturer of vending machines from 1998 to 2000, and Vice President of Gummed Papers of America L.P., a wholesale distributor of label paper products from 1994 to 1998.  Mr. Bolen’s experience includes roles in executive management as CFO and Controller for manufacturing, food processing, real estate syndication and management, and wholesale distribution firms.  In addition, Mr. Bolen has eight years of public accounting experience and received his CPA certification in 1987.  Mr. Bolen has a B.S. in management from the Illinois Institute of Technology and a M.B.A. from The University of Chicago.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The By-Laws of the Company currently provide that the Board of Directors shall consist of at least six directors to be elected at the annual meeting of stockholders to hold office until the next annual meeting or until their successors are elected and qualified.  The Board of Directors currently has six members.  The proxies solicited by and on behalf of the Board of Directors will be voted FOR the election of the six nominees listed below, unless authority to do so is withheld as provided in the proxy.  Three of the nominees, Steven D. Rubin, Howard Bedford and John Seramur, are currently members of the Company’s Board of Directors while the other three nominees, Edward P. Dolanski, Robert C. Douglas II and David S. Lipson, are not currently directors.  Scott Levitt, Glenn Morris and Steven Rothstein, each of whose terms as directors expires at the Meeting, have not been nominated for re-election.  The proxies cannot be voted for a greater number of persons than the number of nominees named.  If for any reason one or more of the nominees should be unable to serve or refuse to serve as a director (an event which is not anticipated), the persons named as proxies will vote for another candidate or candidates nominated by the Board of Directors, and discretionary authority to cause such votes is included in the proxy.

Nominees

The Nominating Committee of the Board of Directors has nominated the following individuals for election:

Stephen D. Rubin has been the Company’s Chairman of the Board since 1982.  From March 2006 to August 2006, he was a member of the Office of the Chief Executive, which was responsible for the overall planning and direction of the Company.  Mr. Rubin also served as President of the Company from 1982 to August 2006.  Prior to joining the Company, Mr. Rubin was the owner and chief operating officer of several other companies which included food, manufacturing and industrial companies.  Mr. Rubin received a B.B.A. from the University of Wisconsin and a J.D. from the University of Wisconsin Law School.

Howard Bedford has served as a director of the Company since May 2006.  He has also been President of the Bedford Group, which provides investment, estate, and tax advice to high-net worth individuals, since February 1991.  Recently, Mr. Bedford has been involved in the personal acquisition and development of several companies.  Mr. Bedford has a B.A. from the University of Vermont.

Edward P. Dolanski, Director Nominee, has been employed in various positions at Raytheon Company since 2000.  During his tenure with Raytheon, Mr. Dolanski progressed from Chief Information Officer of the Aircraft Division and Aircraft Integration Systems Division to Vice President—Focused Logistics Business and Chief Information Officer of the Network Systems Division.  In 2006, he won the CEO and Chairman of Raytheon’s 2006 award for Leadership and Business Transformation in recognition for completing the turnaround of the Aircraft Division.  His current position entails the launch of a new business for a $3.8 billion division of Raytheon.  Mr. Dolanski has a B.A. in organizational management from John Brown University, an E.M.B.A. from Vanderbilt University Owen Graduate School of Management (18 hours of coursework remain pending prior to receipt of the degree) and attended the University of Chicago graduate school concentrating in executive business leadership.

Robert C. Douglas II, Director Nominee, has been the President of Mid-Capital Continent, LLC, an $800 million investment advisor, since 1998.  In this position, he is responsible for stock research, stock selection, portfolio management and overall operations.  He has also served in management positions with various other major financial institutions since 1972.  Mr. Douglas has a B.A. from Ohio State University and an M.B.A. from Case Western Reserve University and is a Chartered Financial Analyst.

David S. Lipson, Director Nominee, is a senior executive with 38 years experience in the information technology industry at both private and public entities.  He is currently the Chairman and CEO of Moda Technology Partners, Inc., which provides products and services for automated compliance to pharmaceutical manufacturing companies.  Prior to this, from 2001 through 2005, he served as Managing Director of DS Associates, which provides executive level consulting to the IT software and services industry.  Mr. Lipson is on the Board of Directors or Board of Advisors of Baird Capital Partners II, Baird Venture Partners I, Moda Technology Partners, Inc., Octagon Research, Inc., Health Market Science, Inc. and Cross Atlantic Capital Partners I and II, all of which are private companies.  Mr. Lipson has a B.A. in biological sciences from Pennsylvania State University and an M.B.A. from Temple University.

John C. Seramur has served as a director of the Company since May 2000. Mr. Seramur is retired.  From 1965 to 1997, he served as President and CEO of First Financial Corporation or one of its predecessor companies, which merged with Associated Banc Corp., a bank holding company, in 1999.  He is currently Vice Chairman of the Board of Directors of Associated Bank Corp.  Mr. Seramur has a B.S. in business administration from Marquette University.

The Company’s Board of Directors unanimously recommends voting “FOR” the election of the director nominees set forth herein.

PROPOSAL NO. 2

ADOPTION OF THE VITA FOOD PRODUCTS, INC. 2006 STOCK OPTION PLAN

On November 1, 2006, the Board of Directors adopted, subject to shareholder approval, the 2006 Stock Option Plan (the “Option Plan”). This summary is qualified in its entirety by reference to the specific provisions of the Option Plan, as proposed, which is attached to this Proxy Statement as Exhibit A.  The Board of Directors has proposed reserving 475,000 shares of the Company’s authorized but unissued Common Stock, now held or subsequently acquired by the Company as treasury shares, for issuance under the Option Plan.  A stock option to purchase 50,000 shares was granted under the Option Plan in November 2006 but was canceled without exercise in February 2007 due to the optionee’s resignation from the Company.  No other awards of stock options have been made under the Option Plan.  Shares of Common Stock that have been made subject to an option that cease to be subject to the option (other than by reason of exercise of the option to the extent it is exercised for shares) will again be available for issuance in connection with future grants of options under the Option Plan.

Purpose and Eligibility

The purpose of the Option Plan is to enhance the long-term stockholder value of the Company, by offering opportunities to employees (approximately 170 are eligible as of the date hereof), officers (two are eligible as of the date hereof), directors (six are eligible as of the date hereof), consultants, agents, advisors and independent contractors of the Company and its subsidiaries to participate in the Company’s growth and success, and to encourage them to remain in the service of the Company and its subsidiaries and to acquire and maintain stock ownership in the Company.  The Option Plan provides for (i) the grant of stock options to such directors, officers and employees of the Company and its subsidiaries, as well as consultants, agents, advisors and independent contractors who provide services to the Company and its subsidiaries, as the Compensation Committee of the Board of Directors recommends and the entire Board from time to time selects and (ii) regular annual grants of options to purchase 2,500 shares at the first meeting after each non-employee director is elected or appointed to the Company’s Board of Directors each year with an exercise price equal to the fair market value of the Common Stock on the date of grant, which would currently result in the grant of options to purchase an aggregate of 15,000 shares of Common Stock per year.

Term of the Plan

The effective date of the Option Plan, if it is approved by stockholders, will be September 11, 2006, the date that the 1996 Stock Option Plan expired. The Option Plan has a 10 year term, but it will continue in effect until all options granted under the Plan have expired or have been satisfied by the issuance of shares of Common Stock. No option may be granted, however, after the expiration of the 10 year term of the Plan.

Amendment and Termination of the Option Plan.

The Board may amend the Option Plan; however, to the extent required for compliance with Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable law or regulation, stockholder approval will be required for any amendment that will (a) increase the total number of shares as to which options may be granted under the Option Plan, (b) modify the class of persons eligible to receive options, or (c) otherwise require stockholder approval under any applicable law or regulation.  Stockholder approval may also be required for other amendments if required by law, including the Code, state and federal securities laws, or rules promulgated thereunder, including the rules of the American Stock Exchange. The Board may also terminate or suspend the Option Plan.  The amendment or termination of the Plan shall not, without the consent of the optionee, impair or diminish any rights or obligations under any option theretofore granted under the Option Plan.

Stock Option Awards

The Compensation Committee will recommend, and the entire Board will be authorized to grant, options to purchase Common Stock, which options may be incentive stock options within the meaning of Section 422 of the Code (except for options granted to non-employees), or non-qualified stock options. The Compensation Committee will recommend, and the Board will determine, the terms and conditions of all option grants, subject to the specific limitations set forth in the Option Plan.  In general, no option may be granted with an exercise price of less than the fair market value of a share of Common Stock on the date of grant (for incentive stock options, 110% of that value if the grantee beneficially owns more than 10% of such stock), the term of an option may not be longer than 10 years, and any option will be subject to certain restrictions on transferability.  Payment of the option price may be in cash, check or other instrument acceptable to the Board, or, in the discretion of the Board, in the form of unrestricted shares of Common Stock.  The Option Plan also provides for specific exercise periods if an optionee ceases to be employed by, or to provide services to, the Company or its subsidiaries.  In general, no option granted under the Plan may be assigned, pledged or transferred by the optionee other than by will or by the applicable laws of descent and distribution, and, during the optionee’s lifetime, such option may be exercised only by the optionee or a permitted assignee or transferee of the optionee.

Acquired Company Option Awards

The Board of Directors may grant options under the Option Plan in substitution for awards issued under other plans, or assume under the Option Plan awards issued under other plans, if the other plans are or were plans of other acquired entities (or the parent of an acquired entity) and the new option is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition of property or of stock, reorganization or liquidation.

Change of Control

In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (a) the outstanding shares, or any securities exchanged therefore or received in their place, being exchanged for a different number or class of securities of the Company or of any other corporation or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock of the Company, then the Board of Directors shall make proportional adjustments in (i) the maximum number and kind of securities subject to the Option Plan and (ii) the number and kind of securities that are subject to any outstanding option and the per share price of such securities, without any change in the aggregate price to be paid therefore.

Federal Income Tax Consequences

The following statements are based on current interpretations of existing federal income tax laws. The law is technical and complex and the statements represent only a general summary of some of the applicable provisions.

Generally, there are no federal income tax consequences to the optionee or the Company upon the grant of a stock option. Upon exercise of an incentive stock option, the optionee will not recognize any income and the Company will not be entitled to a deduction for tax purposes, although such exercise may give rise to liability for the optionee under the alternative minimum tax provisions of the Code.  Generally, if the optionee disposes of shares acquired upon exercise of an incentive stock option within two years of the date of grant or one year of the date of exercise, the optionee will recognize compensation income and the Company will be entitled to a deduction for tax purposes in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price (or the gain on sale, if less). Otherwise, the Company will not be entitled to any deduction for tax purposes upon disposition of such shares, and the entire gain for the optionee will be treated as a capital gain. On exercise of a non-qualified stock option, the amount by which the fair market value of the shares on the date of exercise exceeds the option exercise price will generally be taxable to the optionee as compensation income and will generally be deductible for tax purposes by the Company, subject to the limitations of Section 162(m) of the Code. The disposition of shares acquired upon exercise of a non-qualified stock option will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Company.

 It is intended that the Option Plan will be administered, operated and interpreted such that all options granted under the Plan will not be considered deferred compensation subject to Section 409A of the Code and the Compensation Committee will have the discretion to modify or amend any option if such modification or amendment is necessary to cause the option to be exempt from Section 409A and is not materially prejudicial to the affected participant.

The Company’s Board of Directors unanimously recommends voting “FOR” adoption of the 2006 Stock Option Plan.

PROPOSAL NO. 3

ADOPTION OF THE VITA FOOD PRODUCTS, INC. 2006 EMPLOYEE STOCK PURCHASE PLAN

The Company’s 2006 Employee Stock Purchase Plan (the “Stock Purchase Plan”) was adopted by the board of directors on November 1, 2006. This summary is qualified in its entirety by reference to the specific provisions of the Stock Purchase Plan, as proposed, which is attached to this Proxy Statement as Exhibit B.  A total of 150,000 shares of Common Stock have been authorized for issuance under the Stock Purchase Plan.  14,135 shares have been issued under the Stock Purchase Plan, subject to stockholder approval. The Stock Purchase Plan, which is intended to qualify under Section 423 of the Code, will be administered by the Board of Directors of the Company or by a committee appointed by the Board of Directors. Under the Stock Purchase Plan, the Company will withhold a specified percentage (not to exceed 20%) of each salary payment to participating employees (approximately 172 employees are eligible to participate as of the date hereof) over certain offering periods. Any employee who is currently employed for at least 20 hours per week and for at least five consecutive months in a calendar year, either by the Company or by a designated subsidiary of the Company, will be eligible to participate in the Stock Purchase Plan.

Unless the Board of Directors or its committee determines otherwise, each purchase period will run for approximately six months. The first purchase period was November 17, 2006 to December 31, 2006.  Each purchase period thereafter will commence on the first trading day on or after January 1 and July 1 of each year and terminate on the last trading day in the period.  In no event will any employee be permitted to purchase during a purchase period more than a number of shares determined by dividing $12,500 by the fair market value of a share of the Company’s Common Stock on the first day of the purchase period.  In the event of a change in control of the Company, including a merger or sale of substantially all of the Company’s assets, the offering periods then in progress may be shortened and all options automatically exercised. The price at which Common Stock will be purchased under the Stock Purchase Plan is equal to 85% of the fair market value of the Common Stock on the first trading day of the applicable offering period or the last day of the applicable purchase period, whichever is lower.

Employees may end their participation in the offering at any time during the offering period, and participation ends automatically on termination of employment with the Company. The maximum number of shares that a participant may purchase on the last day of any offering period is determined by dividing the payroll deductions accumulated during the offering period by the purchase price. However, no person may purchase shares under the Stock Purchase Plan to the extent such person would own 5% or more of the total combined value or voting power of all classes of the capital stock of the Company or of any of its subsidiaries, or to the extent that such person’s rights to purchase stock under all employee stock purchase plans would accrue at a rate that exceeds $25,000 worth of stock for any calendar year. The Stock Purchase Plan will terminate in September 2016.

The Company’s Board of Directors unanimously recommends voting “FOR” adoption of the 2006 Employee Stock Purchase Plan.

PROPOSAL NO. 4

APPROVAL OF THE COMPANY’S ABILITY TO ISSUE SHARES OF ITS COMMON STOCK TO

MEMBERS OF THE BOARD OF DIRECTORS AS FEES FOR SERVICES RENDERED AS DIRECTORS

OF THE COMPANY

On August 18, 2006, the Board of Directors approved, subject to shareholder approval, the Company’s ability to issue shares of Common Stock to members of the Board as fees for services rendered as directors of the Company (“Directors Shares”).  Directors of the Company who are not employees of the Company are currently entitled to certain compensation for serving as directors.  The amount of such compensation is determined annually by the Board.  In fiscal year 2006, non-employee directors were entitled to be paid $10,000 plus $1,000 for each Board of Directors meeting attended, $150 for each Compensation Committee meeting attended, and $150 for each Audit Committee meeting attended.  The Chairman of the Compensation Committee and the Chairman of the Audit Committee were entitled to be paid an additional $100 for each respective meeting attended.  Pursuant to the plan to issue Directors Shares, the Company may issue shares of its Common Stock on two separate dates each year, in lieu of paying cash fees to directors.

Each of the Company’s directors would be entitled to receive Directors Shares on the last business day of the second and fourth fiscal quarters each year in an amount equal to the aggregate amount of fees payable to such director during the preceding two fiscal quarters for meeting attendance.  The number of shares to be issued would be determined based on the “Fair Market Value” of the Company’s Common Stock on each date that shares are issued.  The “Fair Market Value” shall be as established in good faith by the Board of Directors or if the Common Stock is listed on the Nasdaq Stock Market, the New York Stock Exchange or the American Stock Exchange or the Chicago Stock Exchange, the closing per share sale price for the Common Stock as such price is officially quoted in the composite tape of transactions on such exchange for a single trading day. If there is no such reported price for the Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of the Fair Market Value.  Four directors are eligible to participate in the plan as of the date hereof.  See “Compensation of Executive Officers and Directors” for a description of shares issued in lieu of cash fees payable to non-employee directors of the Company in fiscal year 2006.

The Company’s Board of Directors unanimously recommends voting “FOR” approval of the Company’s ability to grant shares of its Common Stock in lieu of fees payable to directors.

PROPOSAL NO. 5

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected BDO Seidman, LLP as the Company’s independent registered public accounting firm for 2007.  BDO Seidman has been engaged as the Company’s independent registered public accounting firm since January 1995.  The ratification of the selection of independent registered public accounting firm is not required by the Company’s bylaws or otherwise.  The Board of Directors has elected to seek such ratification as a matter of good corporate practice.

If the appointment of BDO Seidman as independent registered public accounting firm for 2007 is not approved by the holders of a majority of the shares of Common Stock who vote on such matter whether in person or by proxy, the adverse vote will be considered a direction to the Board of Directors to consider other auditors for next year.  However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, the appointment for the year 2007 will stand unless the Board finds other good reason for making a change.

Representatives of BDO Seidman are expected to attend the Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The Company’s Board of Directors unanimously recommends voting “FOR” the ratification of BDO Seidman.

CORPORATE GOVERNANCE

Director Independence

The following directors have no relationship with the Company except as a director and stockholder of the Company, and are independent under the independence standards applicable to the Company under the Securities Exchange Act of 1934, as amended, and the American Stock Exchange listing standards:  Scott Levitt, Glenn Morris, Steven A. Rothstein and John C. Seramur.  All of the director nominees who are not currently directors of the Company, Edward P. Dolanski, Robert C. Douglas II and David S. Lipson, are independent under such standards.

Committees and Attendance

General

The Board of Directors met nine times during the year ended December 31, 2006.  Each of the directors attended at least 85% of the meetings of the Board of Directors and of each committee of the Board of Directors held, of which he was a member, during the last fiscal year.  It is the Company’s policy that the directors who are up for election at the Annual Meeting attend the Annual Meeting.  All of the nominees up for election at the 2007 Annual Meeting of Stockholders attended the 2006 Annual Meeting of Stockholders, with the exception of Edward P. Dolanski, Robert C. Douglas II and David S. Lipson, who were not directors on the date of such meeting.

Audit Committee

The Audit Committee, comprised of directors Scott Levitt (Chairman), John C. Seramur and Steven A. Rothstein, met seven times during this period.  The Audit Committee oversees the accounting and financial reporting process and the audits of the Company’s financial statements and reviews the system of internal control and the Company’s process for monitoring compliance with laws and regulations and with the Company’s Code of Ethics.  The Audit Committee has adopted a written charter which was amended and restated in 2003 and is attached to this Proxy Statement as Appendix A.  The Board of Directors has determined that Scott Levitt satisfies all of the criteria to be a “financial expert” as defined in Item 401(h) (2) of Regulation S-K promulgated under the Securities Act of 1933, as amended.  Mr. Levitt is independent in accordance with American Stock Exchange listing standards. With respect to the director nominees, the Board of Directors has determined that David S. Lipson satisfies all of the criteria to be a “financial expert” as defined in Item 401(h) (2) of Regulation S-K.  Mr. Lipson is also independent in accordance with American Stock Exchange listing standards.

Audit Committee Report

The Audit Committee Report that follows shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent the Company incorporates such Report by specific reference.

In this context, the Audit Committee of the Board of Directors has:

•                  Reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended December 31, 2006;

•                  Discussed with BDO Seidman, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•                  Received and reviewed the written disclosures and the letter from BDO Seidman required by Independence Standards Board No. 1, Independence Discussions with Audit Committees, as adopted by the Public Company Accounting Oversight Board in Rule 3600T; and

•                  Discussed with BDO Seidman its independence.

In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

Scott Levitt
John C. Seramur
Steven A. Rothstein

Audit Fees.  The aggregate fees billed for assurance and related services rendered by BDO Seidman for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2006 and 2005 and review of the financial statements included in the Company’s Forms 10-Q for those fiscal years or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $176,665 and $157,130, respectively.

Audit-Related Fees.  There were no assurance and related services (not included in the “Audit Fees” disclosed above) by BDO Seidman that were reasonably related to the performance of the audits and reviews of the Company’s financial statements for the fiscal years ended December 31, 2006 or 2005.

Tax Fees.  The aggregate fees billed for professional services rendered by BDO Seidman for tax compliance, tax advice, and tax planning for the fiscal years ended December 31, 2006 and 2005 were $22,625 and $15,753, respectively.

All Other Fees.  There were no other products or services provided by BDO Seidman for the fiscal years ended December 31, 2006 and 2005 that were not included in the “Audit Fees” or “Tax Fees” disclosed above.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has established procedures for the pre-approval of auditing services and non-auditing services to be performed by the Company’s independent registered public accounting firm.  If any services are not pre-approved under the Committee’s written list of pre-approved services, they must be approved on an individual basis.  The Committee can delegate the pre-approval of non-auditing services to one or more of its members, but the decision must be presented to the full Committee at the next scheduled meeting. The policy prohibits the Company from retaining its independent registered public accounting firm to perform specified non-audit functions, including (i) bookkeeping, financial information systems design and implementation, (ii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports, (iii) actuarial services; (iv) internal audit outsourcing services; (v) management functions; (vi) human resources; (vii) broker dealer, investment advisor or investment banking services; (iii) legal services; and (ix) expert services unrelated to the audit.  The Audit Committee pre-approved all of the audit services provided by the Company’s independent registered public accounting firm in 2006.

Compensation Committee

The Compensation Committee, comprised of directors Glenn Morris (Chairman) and Steven A. Rothstein met four times during the year ended December 31, 2006.  The Compensation Committee is appointed by the Board to discharge the Board’s responsibilities relating to the compensation of the Company’s directors and officers. The Committee has overall responsibility for evaluating and advising the Board with respect to the director and officer compensation plans, policies and programs of the Company and reviewing the disclosure of such plans, policies and programs to the Company’s shareholders in the Company’s annual proxy statement. The Committee may form and delegate authority to subcommittees when appropriate.  The Company’s executive officers generally recommend executive officer and director compensation packages for consideration by the Committee, and the Committee then makes a determination as to whether to recommend to the Board, deny or propose revisions to the officers’ recommendations.  The Committee’s policy is to engage a compensation consultant every five to seven years to review the Company’s compensation structure and confirm that it is in line with companies in similar circumstances and industries and will also engage a consultant in the event of a significant change in the Company’s status or operations.  The Compensation Committee has adopted a written charter which is attached to this Proxy Statement as Appendix B.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is comprised entirely of independent directors.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management.  Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006

Glenn Morris
Steven A. Rothstein

Nominating/Governance Committee

The Nominating/Governance Committee, comprised of Scott Levitt (Chairman), John C. Seramur and Steven A. Rothstein, met two times during the year ended December 31, 2006.  The Nominating/Governance Committee makes recommendations to the Board of Directors concerning the size and composition of the Board of Directors, the qualifications of potential new directors and the formation of a slate of directors to stand for election at each Annual Meeting of Stockholders and reviews and reports to the Board with regard to matters of corporate governance.

The Nominating/Governance Committee will consider Board nominees recommended by stockholders who submit their recommendations, together with appropriate biographical information, to Chairman, Nominating/Governance Committee, at 2222 West Lake Street, Chicago, Illinois 60612, in writing prior to January 1 of each year. The Nominating/Governance Committee has adopted a written charter, which was attached to the Company’s 2004 Proxy Statement as Appendix B.

Selection of Board Candidates

The Company’s directors take a critical role in guiding the strategic direction and overseeing the management of the Company.  Board candidates are considered based upon various criteria, such as their business and professional skills and experiences, concern for the long-term interests of the stockholders, personal integrity and judgment and willingness to apply sound and independent business judgment.  Directors should have relevant expertise and experience, be able to read and understand basic financial statements and be able to offer advice and guidance to management based on that expertise and experience.  In addition, directors must have time available to devote to Board activities and to enhance their knowledge of the specialty food products industry.  The Nominating/Governance Committee retains the right to modify these minimum qualifications from time to time. In the case of incumbent directors, the Nominating/Governance Committee reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance and any transactions of such directors with the Company during their term.  In the case of new director candidates, the Committee first determines whether the nominee must be independent for American Stock Exchange purposes.  The Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm.  The Committee then meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote.  The Committee does not intend to alter in the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder or not.

Edward P. Dolanski, Robert C. Douglas II and David S. Lipson are the only nominees who are not currently executive officers or directors of the Company.  Messrs. Dolanski and Lipson were recommended as candidates by Howard Bedford, a current director and director nominee of the Company, and Mr. Douglas was recommended by John Seramur, also a current director and director nominee of the Company.

Communications with Stockholders

The Board of Directors provides a process for stockholders to send communications to the Board or any of the directors.  Stockholders may send written communications to the Board or any of the directors c/o Stephen D. Rubin, 2222 West Lake Street, Chicago, Illinois 60612.  All communications will be compiled by the Secretary of the Company and submitted to the Board or the individual directors on a periodic basis.

SECURITY OWNERSHIP OF PRINCIPAL HOLDERS AND MANAGEMENT

The following table sets forth information as of April 2, 2007, with respect to the beneficial ownership of the Company’s outstanding shares of Common Stock by each stockholder known by the Company to be the beneficial owner of more than 5% of its Common Stock, each director, each director nominee and each Named Executive Officer (as defined under “Compensation of Directors and Executive Officers”) and all the directors and executive officers of the Company as a group.

	Shares Beneficially Owned
Name of Beneficial Owner (1)	Number(2)	Percent
Stephen D. Rubin (3)	1,597,842	31.0%
Howard Bedford (4)	803,287	15.1
John C. Seramur (5)	488,336	9.5
Clark L. Feldman	460,903	9.3
David Gorenstein (6)	288,814	5.9
J.B.F. Enterprises (7)	275,000	5.6
Clifford K. Bolen (8)	261,719	5.1
Glenn Morris (9)	215,787	4.3
James Rubin (10)	188,000	3.8
Terry W. Hess (11)	33,176	*
Steven A. Rothstein (12)	20,085	*
Scott Levitt (13)	6,031	*
William Kenealy (14)	0	*
Edward P. Dolanski	0	*
Robert C. Douglas II	15,000	*
David S. Lipson	0	*
All directors and executive officers as a group (7 persons) (15)	3,393,087	56.1%

*                    Less than 1% of the outstanding shares of Common Stock

(1)             The address of each of the beneficial owners, unless noted otherwise in the footnotes, is c/o Vita Food Products, Inc., 2222 West Lake Street, Chicago, Illinois 60612.

(2)             Includes, when applicable, shares owned of record by such person’s minor children and spouse and by other related individuals and entities over whose shares of Common Stock such person has custody, voting control, or power of disposition.

(3)             Includes shares of Common Stock issuable upon exercise of options to purchase 15,000 shares of Common Stock and includes shares of Common Stock issuable upon exercise of warrants to purchase 200,000 shares of Common Stock.

(4)             Includes shares of Common Stock issuable upon exercise of warrants to purchase 400,000 shares of Common Stock.

(5)             Mr. Seramur’s address is 260 Barefoot Beach, PH4, Bonita Springs, Florida 34134.  Includes 265,000 shares held by the John C. Seramur Revocable Trust Dtd. July 1, 1999.  Includes shares of Common Stock issuable upon exercise of options to purchase 20,000 shares of Common Stock and includes shares of Common Stock issuable upon exercise of warrants to purchase 200,000 shares of Common Stock.

(6)             Includes 284,000 shares of Common Stock held by J.B.F. Enterprises, an Illinois general partnership (“J.B.F.”), which are also listed as being beneficially owned by J.B.F.  Mr. David Gorenstein and The Adele J. Gorenstein Trust are general partners of J.B.F. The address of Mr. David Gorenstein is 900 Skokie Blvd, Suite 108, Northbrook, Illinois 60062.

(7)             Mr. David Gorenstein and The Adele J. Gorenstein Trust are general partners of J.B.F.  The address of J.B.F. is 900 Skokie Blvd, Suite 108, Northbrook, Illinois 60062. These shares are also included in the number of shares beneficially owned by the Mr. David Gorenstein.

(8)             Includes 200,000 shares of Common Stock with respect to which Mr. Bolen shares voting and investment power with certain of his immediate family members.  100,000 of such shares are issuable upon exercise of warrants.  Also includes shares of Common Stock issuable to Mr. Bolen upon exercise of options to purchase 60,000 shares of Common Stock.

(9)             Mr. Morris’ address is 123 Oakmont, Deerfield, Illinois 60015.  Includes 200,000 shares of Common Stock with respect to which Mr. Morris shares voting and investment power with his affiliate, Delphi Casualty Insurance Company.  100,000 of such shares are issuable upon exercise of warrants. Also includes shares of Common Stock issuable to Mr. Morris upon exercise of options to purchase 2,500 shares of Common Stock.

(10)       James Rubin is the brother of Stephen D. Rubin.  The address of James Rubin is 719 Sycamore Lane, Glencoe, Illinois 60022.

(11)       Mr. Hess’s address is 717 Corning Way, Martinsburg, West Virginia 25401.  Mr. Hess is no longer an executive officer of the Company, effective in December 2006.

(12)       Mr. Rothstein’s address is Box 2273, Loop Station, Chicago, Illinois 60690.  Includes shares of Common Stock issuable upon exercise of options to purchase 11,500 shares of Common Stock.

(13)       Mr. Levitt’s address is 1601 Darien Club Drive, Darien, Illinois  60561.  Includes shares of Common Stock issuable upon exercise of options to purchase 2,500 shares of Common Stock.

(14)       Mr. Kenealy resigned from the Company in February 2007.

(15)       Includes shares of Common Stock issuable upon exercise of options to purchase 111,500 shares of Common Stock and shares of Common Stock issuable upon exercise of warrants to purchase 1,000,000 shares of Common Stock.

Change in Control Arrangement

The Company has reached an agreement in principle with Howard Bedford, a Company director, pursuant to which Mr. Bedford will invest $3,000,000 in the Company, $1,000,000 of which has been invested.  Substantially all of these funds would be used for working capital requirements.  In consideration for his investment, Mr. Bedford would receive 2,400,000 shares of Common Stock; two year warrants to purchase 500,000 shares of Common Stock at an exercise price of $1.25 per share; three-year warrants to purchase 500,000 shares of Common Stock at an exercise price of $1.50 per share; four-year warrants to purchase 500,000 shares of Common Stock at an exercise price of $1.50 per share; and five-year warrants to purchase 500,000 shares of Common Stock at an exercise price of $1.75 per share.  An agreement between the Company and Mr. Bedford with respect to this transaction would be subject to approval by the holders of a majority of the shares of the Company’s outstanding Common Stock and the American Stock Exchange, as well as receipt of a fairness opinion, which was delivered to the Company on April 17, 2007.  Following issuance of the securities, Mr. Bedford would beneficially own approximately 53.4% of the Company’s outstanding Common Stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company.  Executive officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon the Company’s review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that in fiscal year 2006 each of Howard Bedford, Scott Levitt, Glenn Morris, Steven A. Rothstein and John C. Seramur, directors and current director nominees, filed late Form 4s disclosing their receipt of common stock from the Company in lieu of cash in payment for directors fees on August 18, 2006.  Form 4s were filed on September 7, 2006 to report the issuance of 1,447 shares to each of Messrs. Bedford and Morris; 1,644 shares to Mr. Levitt; 1,628 shares to Mr. Rothstein; and 1,496 shares to Mr. Seramur.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the compensation awarded to each person who served as chief executive officer or chief financial officer and three additional most highly compensated individuals who served as executive officers or key employees of the Company during fiscal year 2006 whose total compensation for services in all capacities rendered during the year ended December 31, 2006 exceeded $100,000 (the “Named Executive Officers”).

Summary Compensation Table

				All
			Option	Other
Name and Principal Position	Year	Salary ($)	Awards($)(6)	Compensation($)		Total($)

Clifford K. Bolen (1)	2006	$236,629	$—	17,690	(7)	$254,319
President and Chief Executive	2005	$210,700	$—	15,257	(8)	$225,957
Officer	2004	$195,700	$—	14,744	(9)	$210,444

Stephen D. Rubin(1)	2006	$254,642	$—	17,728	(7)	$272,370
Chairman of the Board	2005	$275,680	$—	17,281	(8)	$292,961
	2004	$268,694	$—	13,037	(9)	$281,731

Terry W. Hess (1) (2)	2006	$288,462	$—		12,096	(7)	$300,558
Former Member, Office of the	2005	$300,000	$—		14,278	(8)	$314,278
Chief Executive	2004	$300,000	$138,300		16,399	(9)	$454,699

William Kenealy (3)	2006	$35,192	$56,500	(5)	1,665	(7)	$93,357
Former Chief Financial Officer

Clark Feldman (4)	2006	285,143	—		19,011	(7)	304,154
Former Executive Vice President	2005	275,680	—		14,181	(8)	289,861
	2004	268,694	—		12,314	(9)	281,008

(1)             Messrs. Bolen, Rubin and Hess served as the three members of the Office of the Chief Executive from March 2006 through August 17, 2006, on which date Mr. Bolen became the sole Chief Executive Officer of the Company.

(2)             Mr. Hess served as Chief Executive Officer of the Company’s wholly-owned subsidiary, Vita Specialty Foods, Inc., until August 25, 2006, and as Vice Chair of the Company’s Board of Directors until November 20, 2006.

(3)             Mr. Kenealy served as Chief Financial Officer of the Company from September 29, 2006 through February 2007.

(4)             Mr. Feldman served as Executive Vice President of the Company until September 26, 2006.

(5)             Options were to vest in increments of 10,000 shares per year commencing on November 16, 2007, the first anniversary of the date of grant.  All options expired unexercised upon Mr. Kenealy’s resignation in February 2007.

(6)             Assumptions made in determining value in accordance with FAS 123R include risk free interest rate at time of option grant, expected stock price volatility, expected dividend payout, expected option life and forfeiture rate.

(7)             For 2006, includes $792 in life insurance premiums for all of the Named Executive Officers; a $2,200 401(k) matching contribution for Messrs. Rubin and Bolen; insurance premiums for Messrs. Bolen, Rubin, Feldman, Hess and Kenealy in the amounts of $7,819, $7,063, $6,814, $11,304  and $1,665, respectively; and amounts reimbursed by the Company to Messrs. Rubin, Feldman and Bolen of $7,553, $11,285 and $6,759, respectively, for health care costs not covered by the Company’s health insurance plan plus $120 for each of these Named Executive Officers in premiums under the plan that provides for such supplemental coverage.

(8)             For 2005, includes $792 in life insurance premiums for all of the Named Executive Officers; a $2,100 401(k) matching contribution for Messrs. Rubin and Bolen and a $2,450 contribution for Mr. Hess; insurance premiums for Messrs. Bolen, Rubin, Feldman and Hess in the amounts of $6,500, $6,288, $6,048 and $11,036, respectively; and amounts reimbursed by the Company to Messrs. Rubin, Feldman and Bolen of $7,981, $7,221 and $5,745, respectively, for health care costs not covered by the Company’s health insurance plan plus $120 for each of these Named Executive Officers in premiums under the plan that provides for such supplemental coverage.

(9)             For 2004, includes $792 in life insurance premiums for all of the Named Executive Officers; a $2,050 401(k) matching contribution for Messrs. Rubin and Bolen and a $4,335 contribution for Mr. Hess; insurance premiums for Messrs. Bolen, Rubin, Feldman and Hess in the amounts of $8,131, $5,996, $5,748 and $11,272, respectively; and amounts reimbursed by the Company to Messrs. Rubin, Feldman and Bolen of $4,079, $5,654 and $3,651, respectively, for health care costs not covered by the Company’s health insurance plan plus $120 for each of these Named Executive Officers in premiums under the plan that provides for such supplemental coverage.

Grants of Plan-Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			Exercise or Base Price of Option	Grant Date Fair Value of Stock and
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Awards ($/Sh)	Option Awards

Clifford K. Bolen	—	—	—	—	—	—	—	—	—
Steven D. Rubin	—	—	—	—	—	—	—	—	—
Terry W. Hess	—	—	—	—	—	—	—	—	—
William Kenealy(1)	11/16/06	—	—	—	50,000	50,000	50,000	2.12	56,500	(2)
Clark Feldman	—	—	—	—	—	—	—	—	—

(1)             Options were granted under the 2006 Stock Option Plan in connection with the commencement of Mr. Kenealy’s employment with the Company.  Options were to vest in increments of 10,000 shares per year commencing on November 16, 2007, the first anniversary of the date of grant.  All such options expired unexercised upon Mr. Kenealy’s resignation from the Company in February 2007.

(2)             Assumptions made in determining value in accordance with FAS 123R include risk free interest rate at time of option grant, expected stock price volatility, expected dividend payout, expected option life and forfeiture rate.

Outstanding Equity Awards At Fiscal Year-End

The following table provides information on unexercised options and equity incentive plan awards for the Named Executive Officers outstanding as of December 31, 2006.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options(#)	Option Exercise Price($)	Option Expiration Date
Clifford K. Bolen	10,000	0		0	2.65	12/05/2011
	30,000	0		0	1.75	12/14/2010
	20,000	0		0	4.03	12/11/2012
Stephen D. Rubin	15,000	0		0	4.43	12/11/2007
Terry W. Hess	12,000	18,000		18,000	7.52	02/19/2014
William Kenealy	0	50,000	(1)	50,000	2.12	11/16/2016
Clark Feldman	15,000	0		0	4.43	12/11/2007

(1)             Options vested in increments of 10,000 shares per year commencing on November 16, 2007, the first anniversary of the date of grant.  All such options expired upon Mr. Kenealy’s resignation from the Company in February 2007.

Potential Payments Upon Termination or Change-in-Control

The Company has entered into certain agreements and maintains certain plans that will require the Company to provide compensation to Named Executive Officers of the Company in the event of a termination of employment or change in control of the Company.  The amount of compensation payment to each Named Executive Officer in each situation is listed below, except that the amounts described with respect to Messrs. Hess and Feldman represent actual amounts paid upon the termination of their employment with the Company during 2006.

Clifford K. Bolen

Executive Benefits and Payments Upon Termination	Voluntary Termination	Involuntary Not for Cause Termination		For Cause Termination	Termination by NEO for Company Breach		Death or Disability
Compensation:
Base Salary	$0	$250,000	(1)	$0	$250,000	(1)	$0
Vested Stock Options(2)	102,100	102,100		$0	102,100		102,100
Benefits and Perquisites:
Post-retirement Health Care	$0	$7,607	(3)	$0	$7,607		$0
Life Insurance Proceeds	$0	$0		$0	$0		$200,000	(4)
Accrued Vacation Pay(5)	$20,000	$20,000		$0	$20,000		$0
Company Car	$0	$0		$0	$0		$0

(1)             Also applies to non-renewal of Mr. Bolen’s employment agreement at the end of the initial term or any renewal term.  Assumes Mr. Bolen’s severance benefit is equal to one year’s base salary and continued health insurance.  This amount would  increase to $375,000 payable over 18 months in the event that the termination was by the Company without cause and within 90 days prior to or nine months after a Sale of the Company.  “Sale” means (i) a sale of substantially all of the assets of the Company or (ii) the sale or other transfer of beneficial ownership in one or a series of transactions of the capital stock of the Company to a person or entity or group of persons or entities (who are treated as a group under the federal securities laws) and that are not owners of at least 10% of the outstanding capital stock of the Company at the time of the transfer, such that any such transferee (or transferees) owns more than 50% of such voting capital stock after such transfer.

(2)             Assumes that Mr. Bolen’s date of termination of employment is December 31, 2006 and the price per share of the Company’s stock on the date of termination is $1.95 per share.

(3)             This amount would increase to $11,410 representing 18 months of health insurance coverage, in the event that the termination was by the Company without cause and within 90 days prior to or nine months after a Sale of the Company.

(4)             Payable only upon death or dismemberment.

(5)             Assumes that Mr. Bolen's date of termination of employment is December 31, 2006 and that he did not use any of his four weeks of allotted vacation time during 2006.

Stephen D. Rubin

Executive Benefits and Payments Upon Termination	Voluntary Termination	Involuntary Not for Cause Termination		For Cause Termination	Termination by NEO for Company Breach	Death or Disability
Compensation:
Base Salary	$0	$604,166	(1)	$0	$0	$0
Vested Stock Options(2)	38,100	38,100		$0	38,100	38,100
Benefits and Perquisites:
Post-retirement Health Care	$0	$17,534	(1)	$0	$0	$0
Life Insurance Proceeds	$0	$0		$0	$0	$200,000	(3)
Accrued Vacation Pay(4)	$19,230	$19,230		$0	$19,230	$0
Company Car	$0	$41,083		$0	$0	$0

(1)             Assumes Mr. Rubin's date of termination is December 31, 2006 and that his salary and benefits are payable through May 31, 2009, the remaining term of his employment agreement.

(2)             Assumes Mr. Rubin's date of termination of employment is December 31, 2006 and the price per share of the Company’s stock on the date of termination is $1.95 per share.

(3)             Payable only on death or dismemberment.

(4)             Assumes that Mr. Rubin's date of termination of employment is December 31, 2006 and that he did not use any of his four weeks of allotted vacation time during 2006.

Terry W. Hess

Mr. Hess retired as Chief Executive Officer of the Company’s wholly owned subsidiary, Vita Specialty Foods, Inc., on August 25, 2006 and resigned as Vice Chairman and a member of the Company’s Board of Directors effective November 20, 2006.  On January 10, 2007, the Company entered into certain agreements (the “Hess Agreements”) with Mr. Hess in connection with the termination of his services to the Company including (i) an Agreement dated as of December 6, 2006 (the “Earnout Agreement”) among Mr. Hess, the Company, and Virginia Honey Company, Inc., an indirect wholly-owned subsidiary of the Company that was acquired from Hess in 2001 (“Virginia Honey”); (ii) a Termination Agreement dated as of December 6, 2006 (the “Termination Agreement”) between Mr. Hess and Virginia Honey; and (iii) first amendments dated as of January 1, 2007 to the leases between Virginia Honey and an affiliate of Mr. Hess with respect to the Killer Bee Packaging Plant located in Martinsburg, West Virginia and the facility located in Berryville, Virginia (the “Lease Amendments”).

The Earnout Agreement provided that all earnouts under the Stock Purchase Agreement dated June 29, 2001, as amended, between the parties (the “Stock Purchase Agreement”) pursuant to which the Company purchased the stock of Virginia Honey from Mr. Hess were satisfied in full and that no further amounts were owed by the Company to Mr. Hess.  The Earnout Agreement also provided for the release of the shares of Virginia Honey’s capital stock from the Company’s pledge to Mr. Hess to secure the earnout payments under the Stock Purchase Agreement.  The Termination Agreement formalized the termination of Hess’ Employment Agreement with the Company, including reaffirming Hess’ five-year non-competition agreement with the Company, but provided for no severance or other termination benefits to Mr. Hess. Pursuant to the Lease Amendments, the Company gave up its option to purchase the Berryville, Virginia and Martinsburg, West Virginia properties owned by Mr. Hess’ affiliate.  In addition, the Lease Amendments provided the Company with an option to terminate the Berryville lease upon 60 days notice until December 31, 2007, and an option to terminate the Martinsburg lease upon 12 months notice at the end of five and nine years from the date of the applicable Amendment.

Pursuant to the 1996 Stock Option Plan, Mr. Hess’ options to purchase 30,000 shares of the Company’s Common Stock, 12,000 of which were vested at the time of the termination of his employment, were exercisable for a period of 30 days from the date of employment termination and expired unexercised.

William Kenealy

Mr. Kenealy had no written employment agreement with the Company.  Accordingly, he was not entitled to any payments or other benefits beyond the date of the termination of his employment with the Company for any reason.  Pursuant to the Company’s 2006 Stock Option Plan, pursuant to which Mr. Kenealy was granted options to purchase 50,000 shares of the Company’s Common Stock vesting in increments of 10,000 shares per year commencing on November 16, 2007, the following apply to termination events:  (i) in the event of the optionee’s death or a Corporate Transaction (as defined below), the optionee immediately becomes 100% vested in his options;  (ii) in case of termination of the optionee’s employment other than by reason of death or cause, the option will be exercisable, to the extent of the number of shares vested at the date of such termination, only (a) within 180 days if the termination of employment is coincident with disability; (b) within 30 days after the date the optionee ceases to be an employee of the Company or a subsidiary, but in no event later than the remaining term of the option; (iii) in the case of the optionee’s death, the option will be exercisable within six months after the date of death but in no event later than the remaining term of the option; and (iv) in the case of a termination of the optionee’s employment for cause, the option will no longer be exercisable from the date of notice of termination.  For purposes of the Plan, “Corporate Transaction” means any of the following events:

(x)            Consummation of any merger or consolidation of the Company in which the Company is not the continuing or surviving corporation, or pursuant to which shares of the Common Stock are converted into cash, securities or other property (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have substantially the same proportionate ownership of capital stock of the surviving corporation immediately after the merger);

(y)           Consummation of any sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all of the Company’s assets other than a transfer of the Company’s assets to a majority-owned subsidiary corporation of the Company; or

(z)            Approval by the holders of the Common Stock of any plan or proposal for the liquidation or dissolution of the Company.

Clark Feldman

Mr. Feldman resigned as Executive Vice President of the Company on September 26, 2006.  Pursuant to the terms of Mr. Feldman’s Employment Agreement with the Company, the Company paid $207,520 to Mr. Feldman as severance in January 2007.  Pursuant to the 1996 Stock Option Plan, Mr. Feldman’s options to purchase 15,000 shares of the Company’s Common Stock, all of which were vested at the time of the termination of his employment, were exercisable for a period of 30 days from the date of employment termination and expired unexercised.

Non-Compete and Non-Solicitation Agreements

Each of the Named Executive Officer’s employment agreements contain non-competition/non-solicitation provisions to be effective following any termination of employment, except that Mr. Kenealy was not subject to an employment agreement.

Director Compensation

Name	Stock Awards ($)(1)	Option Awards ($)(2)	Total ($)
Howard Bedford	8,301	5,750	14,051
Scott Levitt	9,002	5,750	14,752
Glenn Morris	8,301	5,750	14,051
Steven A. Rothstein	9,101	5,750	14,851
John C. Seramur	8,452	5,750	14,202

(1)             Issued in lieu of cash as fees on each of August 18, 2006 and November 16, 2006 at the fair market value on such dates for attending meetings of the Board and its committees. Directors who are employees of the Company are not separately compensated for serving on the Board of Directors.  In fiscal year 2006, non-employee directors were entitled to $10,000 plus $1,000 for each Board of Directors meeting attended, $150 for each Compensation Committee meeting attended, and $150 for each Audit Committee meeting attended.  The Chairman of the Compensation Committee and the Chairman of the Audit Committee were entitled to an additional $100 for each respective meeting attended.

(2)             Represents options to purchase 2,500 shares of Common Stock issued in February 2006 at an exercise price equal to the grant date fair market value of $2.30 per share pursuant to the Company’s 1996 Stock Option Plan for Non-Employee Directors. Each of the Company’s 1996 Stock Option Plan for Non-Employee Directors, which expired in September 2006, and 2006 Stock Option Plan, which commenced upon the expiration of the 1996 plan, provides for grants of options to purchase 2,500 shares of Common Stock to non-employee directors of the Company on the date of the first meeting of the Board following their election each year as well as other discretionary option grants.  Option exercise prices are equal to the fair market value (as defined in the respective plan) of the Common Stock on the date of grant.  Assumptions made in determining value in accordance with FAS 123R include risk free interest rate at time of option grant, expected stock price volatility, expected dividend payout, expected option life and forfeiture rate.

COMPENSATION DISCUSSION AND ANALYSIS

Overview and Objectives of Compensation Program

The Company’s executive compensation decisions are intended to result in the Company paying the appropriate amount necessary to attract, retain and reward highly competent executives.  This entails offering compensation packages competitive with the compensation paid to similarly situated executives of our peer companies, which include executives at similarly sized companies in the food industry, and not unreasonably less than the executive officer immediately senior in position to the executive at issue.  The Company is generally advised as to the amounts and types of compensation being offered by comparable employers from executive search firms and employee candidates themselves who are seeking an increase from the amount they are or were being compensated in their prior positions.  The Compensation Committee of the Board of Directors has responsibility for determining whether a proposed compensation package is fair, reasonable and competitive, and, if so, recommends the package for approval by the entire Board.  The Committee currently intends to hire a compensation consultant to design a more comprehensive executive compensation program that is tied to performance measures upon the Company’s return to profitability for several consecutive quarters.

Compensation Package Determination and Components

The elements of the Company’s executive compensation packages include some or all of the following:  base salary; participation in bonus and other benefit plans, including equity incentive plans, adopted by the Company; health, medical, disability and term life insurance; a monthly car payment allowance and paid vacation.  The Company also makes a matching contribution to each employee’s 401(k) plan in the amount of 25% of the employee’s contributions capped at 1% of the employee’s salary, with respect to the Company’s Vita Seafood division, and 15% of salary with respect to the Company’s VSF division.  Certain of the Company’s executive officers, including Messrs. Bolen, Rubin and, for 2006, Feldman, also receive reimbursement from the Company of any health care costs incurred by them that are not covered by the Company’s health insurance plan.  The Company’s executive compensation programs are designed to reward compliance with the terms of a Named Executive Officer’s employment agreement (including provisions with respect to duties and responsibilities), if any, since such agreements are terminable for cause upon the failure to comply with such agreements.  If a Named Executive Officer does not have an employment agreement with the Company, then his or her compensation program is designed to reward compliance with the Board’s and more senior management’s general performance expectations.

Base Salary and Equity Incentives

Initial Compensation.  The base salary and equity incentives (which consist of stock options) paid to each of the Company’s Named Executive Officers is generally determined, as discussed above, beginning with the amounts requested by a current or potential employee (or his or her executive search firm) made to the members of Company management involved in the recruiting effort, typically the Chief Executive Officer.   The CEO then relays these amounts to the Compensation Committee for evaluation.  If the Committee determines the proposed salary and stock option grants to be affordable and appropriate taking into account internal pay equity and salaries offered by the Company’s competitors, then the Committee submits the proposal to a poll of all of the members of the Board, who conduct an evaluation as to the reasonableness of the compensation package based on their collective knowledge of compensation offered by similarly sized companies in the food industry.

In the event that the Compensation Committee and/or the Board believes that the Company is unable to afford the base salary requested by a current or potential executive officer, it will usually offer an increased option grant.  Options granted to executives vest based on time served as a Company employee (usually 20% per year over a five-year period) and are not tied to performance.  The Company’s reason for this policy is that under current conditions the Company may not otherwise be able to attract suitable talent.  Stock options assist the Company in enhancing the link between the creation of stockholder value and long-term executive incentive compensation, provide an opportunity for increased equity ownership by executives and maintain competitive levels of total compensation.

Compensation Increases.  Each Named Executive Officer’s employment agreement, if any, provides that base salary automatically increases based on the increase in the cost of living each year, or provides for Board discretion to increase base salary in this amount.  Also, each year the Compensation Committee considers whether to recommend that the Board increase compensation for each Named Executive Officer based on such executive’s individual performance, whether a promotion or other increase in job responsibility has occurred and the Company’s financial performance as well as based on any information the Board members provide as to pay increases granted by the Company’s competitors.

Bonus

The Company’s executives are eligible for an annual cash bonus based on corporate and individual performance.  Each year the Company adopts a bonus plan at the first annual meeting of the board of directors of the Company.  Pursuant to each year’s bonus plan, the entire Board of Directors establishes (i) a target bonus percentage of base salary for each executive officer and other potential plan participants ranging from 5% to 20% based on the Company’s overall financial situation and other relevant factors such as internal pay equity and bonuses offered by the Company’s competitors in the food industry, and (ii) a target pre-tax, pre-bonus net income derived from the budget for the current fiscal year.  The Board also establishes a minimum target net income. Participants are then entitled to receive bonuses at the end of the fiscal year based on the Company’s actual net income (after achievement of the minimum target net income set by the Board).  The amount of a participant’s bonus is determined as follows:

actual pre-tax, pre-bonus net income	X	target bonus percentage	X	base salary
target net income

Other Elements

A monthly car allowance has always been an element of the Company’s compensation packages paid to its founders (Stephen D. Rubin and Clark L. Feldman).  Mr. Feldman received a $30,000 annual amount in a variety of perquisites, including such car payments, during fiscal year 2006 (see below), but his employment agreement terminated on December 31, 2006.  The Company’s insurance plans are available to all employees; however, the Company pays an amount equal to 1.5 times each employee’s salary, up to $200,000, in term life insurance premiums on behalf of all employees.  The Compensation Committee and the Board believe that these perquisites and personal benefits are reasonable and consistent with the Company’s overall compensation program to better enable the Company to attract and retain superior employees for key positions.  The Committee periodically reviews the levels of perquisites and other personal benefits provided to the Named Executive Officers.  Attributed costs of the personal benefits described above for the Named Executive Officers for fiscal year 2006 are included in the “Summary Compensation Table” on page 13.  The Company does not have retirement or pension plans.

Change of Control Payments

The employment agreement between the Company and Clifford K. Bolen, the Company’s Chief Executive Officer, provides that in the event that Mr. Bolen’s employment is terminated without cause prior to December 31, 2006, the Company will be required to pay Mr. Bolen all of the compensation and benefits provided under the agreement until December 31, 2006.  If Mr. Bolen’s employment is terminated without cause after December 31, 2006 or if the then-current term of the agreement expires and is not renewed, the Company is obligated to continue to pay Mr. Bolen his then-current base salary and to provide him with health insurance as a severance benefit for 12 months; provided, that if a termination without cause occurs within 90 days prior to, or nine months after, a change of control transaction, the severance period is extended to 18 months.  The employment agreement between the Company and Stephen D. Rubin, the Company’s Chairman and a Company founder, provides that in the event that Mr. Rubin’s employment is terminated by the Company for any reason other than for cause, death or disability, the Company will continue to pay to Mr. Rubin his base salary, benefits and perquisites through May 31,

2009.  The Company has granted these payments to its CEO and Chairman to protect them in the event that the Company is sold or merged.  Again, the amount of the payments were initially requested by each respective executive, recommended by the Committee then finally determined by the Board based on the members’ experience and knowledge of the marketplace.

Individual NEO Compensation Determinations

Clifford K. Bolen, Chief Executive Officer

Mr. Bolen entered into a new employment agreement with the Company on March 20, 2006, effective as of January 1, 2006, following the Company’s February 2006 consummation of a $2.5 million equity investment and the subsequent appointment of Messrs. Rubin, Bolen and Hess (see below) as the three members of the Office of the Chief Executive.  Prior to this, Mr. Bolen had been the Company’s Senior Vice President, Chief Operating Officer and Chief Financial Officer.  Mr. Bolen’s base salary was then increased in August 2006 to reflect his ascension to the position of CEO.  Upon assuming this position on August 18, 2006, Mr. Bolen requested of the Committee a slight increase in base salary ($20,000 annually) commencing on August 18, 2006.  The Compensation Committee took the suggestion to the Board of Directors as a whole, which devoted a meeting to discussing Mr. Bolen’s entire employment package in great detail.  The proposal was subsequently approved by the entire Board.

Stephen D. Rubin, Chairman

Mr. Rubin’s employment agreement was modified in April 2006, following the Company’s February 2006 consummation of a $2.5 million equity investment and the subsequent appointment of Messrs. Rubin, Bolen and Hess (see below) as the three members of the Office of the Chief Executive.  Prior to this, Mr. Rubin had been the Company’s President and Chief Executive Officer.  Howard Bedford, an independent director, was assigned by the Board to negotiate the modified terms proposed by the Board for Mr. Rubin’s employment agreement.  This director and Mr. Rubin engaged in several weeks of negotiations prior to arriving at mutually acceptable terms.

William J. Kenealy, Former Chief Financial Officer

Mr. Kenealy requested from, and then negotiated with, Mr. Bolen a base salary amount and option grant prior to accepting the position of CFO on September 29, 2006.  Their negotiations resulted in the Company offering Mr. Kenealy $150,000 in base salary for the remainder of 2006, increasing to $170,000 commencing on January 1, 2007, and options to purchase 50,000 shares.  The Compensation Committee ultimately recommended the package for approval by the entire Board and the package was approved.

Terry W. Hess, Former CEO of Vita Specialty Foods, Inc.

Mr. Hess was paid in accordance with the terms of his employment agreement until December 6, 2006, the effective date of the Company’s agreements with Mr. Hess reflecting the settlement of all issues between the parties following Mr. Hess’ retirement as CEO of Vita Specialty Foods, Inc. on August 25, 2006 and resignation from his position as Vice Chairman of the Company’s Board of Directors on November 20, 2006.  Mr. Hess’ employment agreement was negotiated and executed in 2001, as part of the Company’s acquisition of Virginia Honey Company, Inc., a subsidiary of Vita Specialty Foods which was formerly wholly-owned by Mr. Hess.

Clark L. Feldman, Former Executive Vice President

Mr. Feldman was paid in accordance with the provisions of his employment agreement with the Company which were negotiated in January 2004.  This agreement included an annual aggregate of $30,000 in perquisites, including a $15,000 car allowance, $7,500 in country club dues, a $7,500 contribution to the charity of Mr. Feldman’s choice and a non-accountable expense allowance.  In December 2005, the Company exercised its right to terminate Mr. Feldman’s employment agreement as of December 31, 2006.

Share Ownership Requirements

The Company expects each director to own 5,000 shares of the Company’s Common Stock but does not require executive officers to own any particular number of shares.

Stock Option Grant Policy

Stock options granted to newly hired executive officers who are eligible to receive them are made by the Board as of the initial date of employment at an exercise price equal to the fair market value of the Company’s Common Stock (the closing price of such stock on the American Stock Exchange) on such grant date.  All other option grants are made on the date of the Board meeting at which the grant is approved at an exercise price equal to the fair market value of the Company’s Common Stock on such meeting date.  In addition, pursuant to the Company’s 2006 Stock Option Plan, directors receive 2,500 options on the date of the first regularly scheduled meeting after they are elected each year with an exercise price equal to the fair market value of the Company’s Common Stock on such meeting date.  All options are granted under the Company’s then-current stock option plan.  The 1996 Stock Option Plan and 1996 Stock Option Plan for Non-Employee Directors expired in September 2006.  These Plans have been replaced by the 2006 Stock Option Plan, which is subject to stockholder approval at the 2007 Meeting.  Other than new employee option grants and annual director option grants, which are made regardless of the existence or planned release of material non-public information, no options are granted until at least 48 hours after any material non-public information has been released.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

In February 2006, the Company entered into agreements pursuant to which five individuals or their affiliated entities invested a total of $2,500,000 in the Company.  Substantially all of these funds were used to reduce funded debt. The investors received units consisting of an aggregate of 1,000,000 shares of common stock; three-year warrants to purchase 500,000 shares of common stock at an exercise price of $5.00 per share; and five-year warrants to purchase an additional 500,000 shares of common stock at an exercise price of S7.50 per share. The investors included the following: (i) Stephen D. Rubin, then President and Chairman of the Board of Directors of the Company, and, as of August 18, 2006, Chairman of the Board of Directors, (ii)  Clifford K. Bolen, then Senior Vice President, Chief Operating Officer and Chief Financial Officer of the Company, and as of August 18, 2006, President and Chief Executive Officer of the Company, (iii) Delphi Casualty Co., of which Glenn S. Morris, a director of the Company, owns a 44% equity interest, (iv) a trust of which John C. Seramur, a director of the Company, serves as trustee, as well as (v) Howard Bedford, then an unrelated third-party investor and, currently, a director of the Company.

The Company has reached an agreement in principle with Howard Bedford, a Company director, pursuant to which Mr. Bedford will invest $3,000,000 in the Company, $1,000,000 of which has been invested.  Substantially all of these funds would be used for working capital requirements.  In consideration for his investment, Mr. Bedford would receive 2,400,000 shares of Common Stock; two year warrants to purchase 500,000 shares of Common Stock at an exercise price of $1.25 per share; three-year warrants to purchase 500,000 shares of Common Stock at an exercise price of $1.50 per share; four-year warrants to purchase 500,000 shares of Common Stock at an exercise price of $1.50 per share; and five-year warrants to purchase 500,000 shares of Common Stock at an exercise price of $1.75 per share.  An agreement between the Company and Mr. Bedford with respect to this transaction would be subject to approval by the holders of a majority of the shares of the Company’s outstanding Common Stock and the American Stock Exchange, as well as receipt of a fairness opinion, which was delivered to the Company on April 17, 2007.  Following issuance of the securities, Mr. Bedford would beneficially own approximately 53.4% of the Company’s outstanding Common Stock.

ANNUAL REPORT

A copy of the Company’s Annual Report to Stockholders accompanies this Proxy Statement.

STOCKHOLDER PROPOSALS

Stockholder proposals submitted for evaluation as to inclusion in the proxy materials for the Company’s 2008 annual meeting of stockholders must be received by the Company not later than January 2, 2008, at the Company’s principal executive offices at 2222 West Lake Street, Chicago, Illinois 60612.  With respect to the Meeting, proxies appointed by management will use their discretionary authority to vote the shares they represent as the Board of Directors may recommend when a stockholder raises any proposal which is not included in these proxy materials for consideration at the Meeting if the Company did not receive proper notice of such proposal at its principal executive offices by March 10, 2007.  Proxies appointed by management will use their discretionary authority to vote the shares they represent as the Board of Directors may recommend at the Company’s annual meeting of stockholders to be held in 2006 if a stockholder raises any proposal which is not included in the proxy materials for such meeting and the Company does not receive proper notice of such proposal at its principal executive offices by March 17, 2008.

OTHER MATTERS

Management is not aware of any other matters to be presented for action at the Meeting.  If any other matters are properly brought before the Meeting, it is the intention of the persons named as proxies in the accompanying form of proxy to vote the shares represented thereby in accordance with their best judgment.

For the Board of Directors,

Stephen D. Rubin
Chairman of the Board

Chicago, Illinois
April 30, 2007

Appendix A

CHARTER OF

VITA FOOD PRODUCTS, INC.’S

AUDIT COMMITTEE

Mission Statement

The Audit Committee (“Committee”) will assist the board of directors of Vita Food Products, Inc. (the “Company”) in fulfilling its oversight responsibilities.  The Committee will oversee the accounting and financial reporting process and the audits of the Company’s financial statements and review the system of internal control and the Company’s process for monitoring compliance with laws and regulations and with the Company’s Code of Ethics.  In performing its duties, the Committee will maintain effective working relationships with the Company’s board of directors, management, and the external independent public accountant auditors (“External Auditors”) and internal auditors, if any.  To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership as well as the Company’s business, operations and risks.

I.                                         Organization

A.                                    The Committee shall consist of three (3) or more members of the Company’s board of directors to be selected by the Company’s entire board of directors.

B.                                    All of the members shall be “independent directors” or qualify under the exceptions thereto, as such are described by the American Stock Exchange (“AMEX”) rule making, as amended from time to time.  The board of directors shall certify and appoint one (1) member who possesses the requisite financial sophistication to be Chairman of the Committee.  Further, one (1) member of the Committee, which may or may not be the Chairman of the Committee, shall qualify as a “financial expert” as such term is defined by the Securities and Exchange Commission pursuant to rules promulgated by it under the Sarbanes-Oxley Act of 2002.   All members of the Committee shall be able to read and understand fundamental financial statements, including the Company’s balance sheets, income statements and cash flow statements.

C.                                    The Committee shall meet not less frequently than: a meeting prior to the initiation of the audit of the Company’s fiscal year statements; a meeting following the Company’s independent auditors’ preparation of the Company’s fiscal year financial statements; and meetings at such other times as deemed necessary for either the Company’s board of directors or the Chairman of the Committee, but in no event less often than quarterly.

II.                                     Roles and Responsibilities

A.                                    Internal Control.  The Committee shall:

1.                                      Evaluate whether management is setting the appropriate tone by communicating the importance of internal control;

2.                                      Gain an understanding of whether internal control recommendations made by either any internal auditors or External Auditors have been implemented by management and are effective; and

3.                                      Ensure that the External Auditors keep the Committee informed about fraud, illegal acts, deficiencies in internal control, and certain other matters.

B.                                    Financial Reporting

1.                                      General Responsibilities of the Committee:

a)                                      Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements;

b)                                      Receive and review reports from the External Auditors on critical accounting policies and alternative treatments of financial information that have been discussed with management and other material written communications between the External Auditors and management;

c)                                      Review major issues regarding accounting principals and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles;

d)                                      Review all analyses prepared by management and/or the External Auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of financial statements, including the effects on the financial statements of alternative GAAP methods, regulatory and accounting initiatives and off-balance sheet structures;

e)                                      Discuss with senior management each critical accounting estimate included in MD&A, its development and selection and the MD&A disclosure about the estimate;

f)                                        Actively participate in the preparation of MD&A; and

g)                                     Inquire of management, External Auditors and internal auditors, if any, about significant risks and exposures and the plans to minimize such risks.

2.                                      Annual Financial Statements.  The Committee shall:

a)                                      Review the annual financial statements and determine whether they are complete and consistent with the information known to Committee members, and assess whether the financial statements reflect appropriate accounting principles;

b)                                      Review complex and/or unusual transactions such as restructuring charges and derivative disclosures;

c)                                      Consider issues with respect to judgmental areas such as those involving valuation of assets and liabilities, including the accounting for and disclosure of obsolete or slow-moving inventory; warranty, product, and environmental liability; litigation reserves; and other commitments and contingencies;

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d)                                      Meet with management and the External Auditors to review the financial statements and the results of the audit;

e)                                      Review management’s handling of proposed audit adjustments identified by the External Auditors and the resolution thereof;

f)                                        Review with management and the External Auditors any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company’s financial statements or accounting policies; and

g)                                     Ensure that the External Auditors communicate certain required matters to the Committee.

3.             Interim Financial Statements.  The Committee shall:

a)                                      Meet with management and, if a pre-issuance review was completed, with the External Auditors, either telephonically or in person, to review the interim financial statements and the results of the review; and

b)                                      Ensure that the External Auditors communicate certain required matters to the Committee.

C.                                    Compliance with Laws and Regulations.  The Committee shall:

1.                                      Review the effectiveness of the Company’s monitoring compliance with laws and regulations and the results of management’s investigation and action (including disciplinary action) on any fraudulent acts or accounting irregularities;

2.                                      Periodically obtain updates from management, general counsel, and the chief financial officer regarding compliance;

3.                                      Review the process for communicating the Code of Ethics to Company personnel and for monitoring compliance therewith; and

4.                                      Review the findings of any examinations by regulatory agencies received by the Audit Committee, including the AMEX and the Securities and Exchange Commission.

D.                                    Internal audit.  The Committee shall review the activities of internal audits, if any, of the Company.

E.                                      Relationship with External Auditors.  The Committee shall:

1.                                      Be directly responsible for the appointment and termination, compensation, retention and oversight of the work of any External Auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

2.                                      Ensure its receipt from the External Auditors of a formal written statement delineating all relationships between the External Auditors and the Company, consistent with Independence Standards Board Standard 1;

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3.                                      Actively engage in a dialogue with the External Auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the External Auditors and take or recommend that the full board take, appropriate action to oversee the independence of the External Auditors;

4.                                      Consider whether the External Auditors’ internal quality-control procedures are adequate;

5.                                      Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

6.                                      Recommend to the board of directors policies for the Company’s hiring of employees or former employees of the External Auditors who participated in any capacity in the audit of the Company as required by law;

7.                                      Review the External Auditors’ proposed audit scope and approach; and

8.                                      Be directly responsible for the resolution of disagreements between management and the External Auditors regarding financial reporting.

Each of the External Auditors must report directly  to the Committee.

F.                                      The Committee shall perform the following additional responsibilities:

1.                                      Meet with the External Auditors, chief financial officer, and management in separate executive sessions to discuss any matters that the Committee or these parties believe should be discussed privately;

2.                                      Ensure that significant findings and recommendations made by the External Auditors, and then by the internal auditors, if any, are received and discussed on a timely basis;

3.                                      Review, with the Company’s outside counsel, any legal matters that could have a significant impact on the Company’s financial statements;

4.                                      Review the policies and procedures in effect for considering officers’ expenses and perquisites;

5.                                      Pre-approve all audit services and permissible non-audit services to be performed by the External Auditors in accordance with the Committee’s Audit Committee Pre-Approval Policy;

6.                                      Perform other oversight functions as requested in writing by the board of directors;

7.                                      Periodically (but not less than annually) review and reassess the adequacy of this Charter, requesting board approval for porosed changes and ensure appropriate disclosure as may be required by law or regulation;

8.                                      Review and oversee related party transactions including those that would be required to be disclosed by the Company pursuant to Item 404 of Regulation S-K;

9.                                      Establish procedures for:

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a)                                      The receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

b)                                      The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

10.                               Engage and determine funding for independent counsel and other advisors, as the Committee deems necessary to carry out its duties;

11.                               Determine appropriate funding for payment of:

a)                                      compensation to any External Auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

b)                                      compensation to any advisors employed by the Committee under F(5) above; and

c)                                      ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties;

12.                               Conduct discussions of earnings releases and guidance to be provided by press release, to analysts and/or to rating agencies; and

13.                               Institute and oversee special investigations as needed.

III.                                 Reporting Responsibilities

The Committee shall report regularly to the board of directors about Committee activities, including but not limited to, financial reporting, and make appropriate recommendations to the board of directors, management, the External Auditors and the internal auditors, if any.

IV.                                Limitation of Responsibility

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.  This is the responsibility of management and the independent auditor.  Furthermore it is not the duty of the Audit Committee to assure compliance with laws and regulations and the Company’s Code of Ethics.

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Appendix B

VITA FOOD PRODUCTS, INC.

COMPENSATION COMMITTEE CHARTER

I.              Purpose

The Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Vita Food Products, Inc. (“Vita” or the “Company”) is appointed by the Board to discharge the Board’s responsibilities relating to the compensation of Vita’s directors and officers. The Committee has overall responsibility for approving and evaluating the director and officer compensation plans, policies and programs of the Company and reviewing the disclosure of such plans, policies and programs to the Company’s shareholders in the Company’s annual proxy statement.

II.            Membership and Meetings

The number of members of the Committee shall be determined by the Board but in any event shall not be less than two members. The members of the Committee shall meet, as determined by the Board in its reasonable business judgment, the independence requirements of applicable law, rules and regulations, and stock exchange requirements, each as in effect from time to time. The members of the Committee shall be appointed by the Board. If a Committee chairperson is not designated by the Board, the members of the Committee shall designate a chairperson by majority vote.

In addition, a person may serve on the Committee only if he or she (i) is a “Non-Employee Director” for purpose of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) satisfies the requirements of an “outside director” for purposes of Section 162(m) of the Internal Revenue Code.

The Committee shall meet at such times and from time to time as it deems necessary to fulfill its responsibilities. The Committee may form and delegate authority to subcommittees when appropriate. The Committee shall regularly report to the Board.

Each director serving as a member of the Committee shall be indemnified with respect to such director’s service on the Committee pursuant to the Company’s by-laws and any contractual arrangements between such director and the Company providing for director indemnification.

III.           Committee Authority and Responsibilities

The authority and responsibilities of the Committee shall include:

1.                                       In consultation with management, establishing the Company’s general policies relating to senior management compensation, and overseeing the development and implementation of such compensation programs.

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2.                                       Approving the annual and long-term performance goals for Vita’s incentive plans, if any.

3.                                       Annually reviewing and approving corporate goals and objectives relevant to CEO compensation. The Committee will also annually evaluate the CEO’s performance in light of those goals and objectives and set the CEO’s compensation levels based on this evaluation, subject to the terms of any employment agreement in effect between the Company and the CEO which employment agreement has been approved by the Committee.  The CEO may not be present during voting or deliberations of the Committee with respect to his or her compensation.

4.                                       As required under applicable securities laws and rules, the Committee shall review the Compensation Discussion and Analysis section (the “CD&A”) to be included in the Company’s annual proxy statement or other report or filing, discuss the CD&A with the Company’s management, and recommend to the Board that the CD&A be included in the Company’s annual report on Form 10-K, proxy statement on Schedule 14A or information statement on Schedule 14C. The Committee shall also produce a report of the Committee for inclusion in the Company’s annual proxy statement, stating that the Committee has taken the actions described in the preceding sentence. The CD&A shall provide full and complete disclosure of the Company’s compensation policies applicable to Vita’s executive officers.

5.                                       Reviewing and making recommendations to the Board periodically with respect to the compensation of all non-employee directors, including any compensation under the Company’s equity-based plans. The Committee will also monitor ownership compliance by its directors as required under the Company’s stock ownership guidelines.

6.                                       Evaluating the Committee’s performance and the adequacy of its charter on an annual basis and recommending any proposed changes to the Board for approval.

7.                                       With respect to the Company’s senior management, (a) reviewing and approving base salary adjustments; (b) reviewing and approving management recommendations of performance share awards and stock option grants under the Company’s annual and/or long-term incentive compensation programs, if any; (c) reviewing and approving management recommendations of participants in non-qualified compensation and benefit plans; and (d) reviewing and approving management recommendations for new compensation and benefit programs as well as modifications to existing compensation and benefit programs.

The Committee also shall undertake such additional activities within the scope of its functions as the Committee may from time to time determine or as may otherwise be required by law, the Company’s by-laws or charter or by directive of the Board.

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The duties and responsibilities of a member of the Committee are in addition to those duties set out for a member of the Board. It is not the duty of the Committee to conduct investigations or to resolve disagreements regarding compensation, if any, between the Company and its employees.

The Committee shall have the sole authority to retain, approve the fees and other retention terms of, and terminate any compensation consultant to assist in the evaluation of director, CEO or senior executive compensation. In addition, the Committee shall have the authority to retain, approve the fees and other retention terms of, and terminate any executive compensation, legal and other advisors, as it deems necessary for the fulfillment of its responsibilities. The Company will provide appropriate funding, as determined by the Committee, for payment of compensation to such advisors.

* * * * *

Effective February 2007

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Exhibit A

VITA FOOD PRODUCTS, INC.

2006 STOCK OPTION PLAN

SECTION 1. PURPOSE

The purpose of the Vita Food Products, Inc. 2006 Stock Option Plan (the “PLAN”) is to enhance the long-term stockholder value of Vita Food Products, Inc., a Nevada corporation (the “COMPANY”), by offering opportunities to employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its Subsidiaries (as defined in section 2) to participate in the Company’s growth and success, and to encourage them to remain in the service of the Company and its Subsidiaries and to acquire and maintain stock ownership in the Company.

SECTION 2. DEFINITIONS

For purpose of the Plan, the following terms shall be defined as set forth below:

2.1          Board.

“BOARD” means the Board of Directors of the Company.

2.2          Cause.

“CAUSE” means dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Plan Administrator, and its determination shall be conclusive and binding.

2.3          Code.

“CODE” means the Internal Revenue Code of 1986, as amended from time to time.

2.4          Common Stock.

“COMMON STOCK” means the common stock, par value $.01 per share, of the Company.

2.5          Corporate Transaction.

“CORPORATE TRANSACTION” means any of the following events:

(a)           Consummation of any merger or consolidation of the Company in which the Company is not the continuing or surviving corporation, or pursuant to which shares of the Common Stock are converted into cash, securities or other property (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have substantially the same proportionate ownership of capital stock of the surviving corporation immediately after the merger);

(b)           Consummation of any sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all of the Company’s assets other than a transfer of the Company’s assets to a majority-owned subsidiary corporation (as the term “subsidiary corporation” is defined in Section 8.3) of the Company; or

(c)           Approval by the holders of the Common Stock of any plan or proposal for the liquidation or dissolution of the Company.  Ownership of voting securities shall take into account and shall include ownership as determined by applying Rule 13d-3(d) (1) (i) (as in effect on the date of adoption of the Plan) under the Exchange Act.

2.6          Disability.

“DISABILITY” means “disability” as that term is defined for purposes of Section 22(e)(3) of the Code.

2.7          Exchange Act.

“EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended.

2.8          Fair Market Value.

The “FAIR MARKET VALUE” shall be as established in good faith by the Plan Administrator or if the Common Stock is listed on the Nasdaq Stock Market, the New York Stock Exchange or the American Stock Exchange or the Chicago Stock Exchange, the closing per share sale price for the Common Stock as such price is officially quoted in the composite tape of transactions on such exchange for a single trading day. If there is no such reported price for the Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of the Fair Market Value.

2.9          Grant Date.

“GRANT DATE” means the date the Plan Administrator adopted the granting resolution. If, however, the Plan Administrator designates in a resolution a later date as the date an Option is to be granted, then such later date shall be the “Grant Date.”

2.10        Incentive Stock Option.

“INCENTIVE STOCK OPTION” means an Option to purchase Common Stock granted under Section 7 with the intention that it qualify as an “incentive stock option” as that term is defined in Section 422 of the Code.

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2.11        Nonqualified Stock Option.

“NONQUALIFIED STOCK OPTION” means an Option to purchase Common Stock granted under Section 7 other than an Incentive Stock Option.

2.12        Option.

“OPTION” means the right to purchase Common Stock granted under section 7.

2.13        Optionee.

“OPTIONEE” means (i) the person to whom an Option is granted; (ii) for an Optionee who has died, the personal representative of the Optionee’s estate, the person(s) to whom the Optionee’s rights under the Option have passed by will or by the applicable laws of descent and distribution, or the beneficiary designated in accordance with Section 9; or (iii) person(s) to whom an Option has been transferred in accordance with Section 9.

2.14        Plan Administrator.

“PLAN ADMINISTRATOR” means the Board or any committee of the Board designated to administer the Plan under Section 3.1.

2.15        Securities Act.

“SECURITIES ACT” means the Securities Act of 1933, as amended.

2.16        Subsidiary.

“SUBSIDIARY,” except as provided in Section 8.3 in connection with Incentive Stock Options, means any entity that is directly or indirectly controlled by the Company or in which the Company has a significant ownership interest, as determined by the Plan Administrator, and any entity that may become a direct or indirect parent of the Company.

SECTION 3. ADMINISTRATION

3.1          Plan Administrator.

The Plan shall be administered by the Board or a committee or committees (which term includes subcommittees) appointed by, and consisting of two or more members of, the Board.  If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the Plan Administrator and the membership of any committee acting as Plan Administrator, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) “outside directors” as contemplated by Section 162(m) of the Code and (b) “nonemployee directors” as contemplated by Rule 16b-3 under the Exchange Act.  The Board may delegate the responsibility for

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administering the Plan with respect to designated classes of eligible persons to different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate.  Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time.

3.2          Administration and Interpretation by the Plan Administrator.

Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Options under the Plan, including the selection of individuals to be granted Options, the type of Options, the number of shares of Common Stock subject to an Option, all terms, conditions, restrictions and limitations, if any, of an Option and the terms of any instrument that evidences the Option.  The Plan Administrator shall also have exclusive authority to interpret the Plan and may from time to time adopt, and change, rules and regulations of general application for the Plan’s administration.  The Plan Administrator’s interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected.  The Plan Administrator may delegate administrative duties to such of the Company’s officers as it so determines.

SECTION 4. STOCK SUBJECT TO THE PLAN

4.1          Authorized Number of Shares.

Subject to adjustment from time to time as provided in Section 10.1, a maximum of 475,000 shares of Common Stock shall be available for issuance under the Plan. Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.

4.2          Reuse of Shares.

Any shares of Common Stock that have been made subject to an Option that cease to be subject to the Option (other than by reason of exercise of the Option to the extent it is exercised for shares) shall again be available for issuance in connection with future grants of Options under the Plan.

SECTION 5. ELIGIBILITY

Options may be granted under the Plan to those directors, officers and employees of the Company and its Subsidiaries as the Plan Administrator from time to time selects.  Options may also be granted to consultants, agents, advisors and independent contractors who provide services to the Company and its Subsidiaries.

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SECTION 6. AWARDS

6.1          Grant of Options to Directors.

Each person who is elected or appointed to serve as a director of the Board following the effective date of this Plan shall be granted a Nonqualified Stock Option as of the date of the first meeting of the Board following the director’s election or appointment to purchase 2,500 shares of Common Stock at an exercise price equal to 100% of the Fair Market Value of the Common Stock as of such meeting date.  Additional grants to directors are in the sole discretion of the Plan Administrator.

6.2          Form and Grant of Options.

Except as otherwise provided in Section 6.1, the Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of awards to be made under the Plan.  Such awards may consist of Incentive Stock Options and/or Nonqualified Stock Options.  Options may be granted singly or in combination.

6.3          Acquired Company Option Awards.

Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Options under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other acquired entities (“ACQUIRED ENTITIES”) (or the parent of an Acquired Entity) and the new Option is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition of property or of stock, reorganization or liquidation (the “ACQUISITION TRANSACTION”).  In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Optionees.

SECTION 7. TERMS AND CONDITIONS OF OPTIONS

7.1          Grant of Options.

The Plan Administrator is authorized under the Plan, in its sole discretion, to issue Options as Incentive Stock Options or as Nonqualified Stock Options, which shall be appropriately designated.

7.2          Option Exercise Price.

The exercise price for shares purchased under an Option shall be as determined by the Plan Administrator, but shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date.

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7.3          Term of Options.

The term of each Option shall be as established by the Plan Administrator or, if not so established, shall be 10 years from the Grant Date.

7.4          Exercise and Vesting of Options.

The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which or the installments in which the Option shall vest and become exercisable, which provisions may be waived or modified by the Plan Administrator at any time (provided, however, that no Option may become exercisable until at least 6 months from the Grant Date).  If not so established in the instrument evidencing the Option, the Option will become exercisable and the shares subject to the Option will vest according to the following schedule, which may be waived or modified by the Plan Administrator at any time:

Period Of Optionee’s Continuous Employment
Or Service With The Company Or
Its Subsidiaries From The Grant Date

Percent Of Total	Option That Is Vested

20%	After 1 year
40%	After 2 years
60%	After 3 years
80%	After 4 years
100%	After 5 years

Notwithstanding the above, in the event of the Optionee’s death or a Corporate Transaction, the Optionee shall immediately become 100% vested in his Options.  To the extent that the right to purchase shares has accrued thereunder, an Option may be exercised from time to time by written notice to the Company, in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised and accompanied by payment in full as described in Section 7.5.  The Plan Administrator may determine at any time that an Option may not be exercised as to less than 1,000 shares at any one time (or the lesser number of remaining shares covered by the Option).

7.5          Payment of Exercise Price.

The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased.  Such consideration must be paid in cash or by check or, unless the Plan Administrator in its sole discretion determines otherwise, at the time the Option is exercised, a combination of cash and/or check (if any) and one or both of the following alternative forms: (a) tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by

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attestation) Common Stock already owned by the Optionee for at least 6 months (or any shorter period necessary to avoid a charge to the Company’s earnings for financial reporting purposes) having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price or by transferring shares of Common Stock having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price to the Company’s transfer agent for delivery to the Company provided that the written notice of exercise is accompanied by a written acknowledgment by the Optionee that the Optionee has instructed his broker dealer to transfer such shares and such transfer is confirmed by a letter from a broker dealer acknowledging that the Optionee has directed such broker dealer to transfer such shares; or (b) if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, delivery of a properly executed exercise notice, together with irrevocable instructions, to (i) a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise and (ii) the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of the Federal Reserve Board.  In addition, the exercise price for shares purchased under an Option may be paid, either singly or in combination with one or more of the alternative forms of payment authorized by this Section 7.5, by such other consideration as the Plan Administrator may permit.

7.6          Post-Termination Exercises.

The Plan Administrator shall establish and set forth in each instrument that evidences an Option whether the Option will continue to be exercisable, and the terms and conditions of such exercise, if an Optionee ceases to be employed by, or to provide services to, the Company or its Subsidiaries, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option will be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time.

In case of termination of the Optionee’s employment or services other than by reason of death or Cause, the Option shall be exercisable, to the extent of the number of shares vested at the date of such termination, only (a) within 180 days if the termination of the Optionee’s employment or services is coincident with Disability or (b) within 30 days after the date the Optionee ceases to be an employee, officer, director, consultant, agent, advisor or independent contractor of the Company or a Subsidiary, but in no event later than the remaining term of the Option.  Any Option exercisable at the time of the Optionee’s death may be exercised, to the extent of the number of shares vested at the date of the Optionee’s death, by the personal representative of the Optionee’s estate, the person(s) to whom the Optionee’s rights under the Option have passed by will or the applicable laws of descent and distribution or the beneficiary designated pursuant to Section 9 at any time or from time to time within 6 months after the date of death, but in no event later than the remaining term of the Option.  Any portion of an Option that is not vested on the date of termination of the Optionee’s employment or services shall terminate on such date, unless the Plan Administrator

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determines otherwise.  In case of termination of the Optionee’s employment or services for Cause, the Option shall automatically terminate upon first notification to the Optionee of such termination, unless the Plan Administrator determines otherwise.  If an Optionee’s employment or services with the Company are suspended pending an investigation of whether the Optionee shall be terminated for Cause, all the Optionee’s rights under any Option likewise shall be suspended during the period of investigation.

With respect to employees, unless the Plan Administrator at any time determines otherwise, “termination of the Optionee’s employment or services” for purposes of the Plan (including without limitation this Section 7), shall mean any reduction in the Optionee’s regular hours of employment to less than 30 hours per week.  A transfer of employment or services between or among the Company and its Subsidiaries shall not be considered a termination of employment or services.  The effect of a Company-approved leave of absence on the terms and conditions of an Option shall be determined by the Plan Administrator, in its sole discretion.

SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS

To the extent required by Section 422 of the Code, Incentive Stock Options shall be subject to the following additional terms and conditions:

8.1          Dollar Limitation.

To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company) exceeds $100,000, such portion in excess of $100,000 shall be subject to delayed exercisability or treated as a Nonqualified Stock Option as set forth by the Plan Administrator in the agreement(s) evidencing the Option.  In the event the Optionee holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

8.2          10% Stockholders.

If an individual owns more than 10% of the total voting power of all classes of the Company’s stock, then the exercise price per share of an Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option term shall not exceed five years.  The determination of 10% ownership shall be made in accordance with Section 422 of the Code.

8.3          Eligible Employees.

Individuals who are not employees of the Company or one of its parent corporations or subsidiary corporations may not be granted Incentive Stock Options.  For purposes of this Section 8.3, “parent corporation” and “subsidiary corporation” shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

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8.4          Term.

The term of an Incentive Stock Option shall not exceed 10 years.

8.5          Exercisability.

To qualify for Incentive Stock Option tax treatment, an Option designated as an Incentive Stock Option must be exercised within 3 months after termination of employment for reasons other than death, except that, in the case of termination of employment due to Disability, such Option must be exercised within 180 days after such termination.  Employment shall not be deemed to continue beyond the first 90 days of a leave of absence unless the Optionee’s reemployment rights are guaranteed by statute or contract.  Disability shall be deemed to have occurred on the first day after the Company has furnished its opinion of Disability to the Plan Administrator.

8.6          Taxation of Incentive Stock Options.

In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Optionee must hold the shares issued upon the exercise of an Incentive Stock Option for two years after the Grant Date of the Incentive Stock Option and one year from the date of exercise.  An Optionee may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option.  The Plan Administrator may require an Optionee to give the Company prompt notice of any disposition of shares acquired by the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

SECTION 9. ASSIGNABILITY

No Option granted under the Plan may be assigned, pledged or transferred by the Optionee other than by will or by the applicable laws of descent and distribution, and, during the Optionee’s lifetime, such Option may be exercised only by the Optionee or a permitted assignee or transferee of the Optionee (as provided below).  Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit such assignment, transfer and exercisability and may permit an Optionee to designate a beneficiary who may exercise the Option after the Optionee’s death; provided, however, that any Option so assigned or transferred shall be subject to all the same terms and conditions contained in the instrument evidencing the Option.

SECTION 10. ADJUSTMENTS

10.1        Adjustment of Shares.

In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (a) the outstanding shares, or any securities exchanged therefor or received in their place, being exchanged for a different

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number or class of securities of the Company or of any other corporation or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock of the Company, then the Plan Administrator shall make proportional adjustments in (i) the maximum number and kind of securities subject to the Plan as set forth in Section 4.1 and (ii) the number and kind of securities that are subject to any outstanding Option and the per share price of such securities, without any change in the aggregate price to be paid therefor.  The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding.

10.2        Corporate Transaction.

Except as otherwise provided in the instrument that evidences the Option, the event of a Corporate Transaction, the Plan Administrator shall determine whether provision will be made in connection with the Corporate Transaction for an appropriate assumption of the Options theretofore granted under the Plan (which assumption may be effected by means of a payment to each Optionee (by the Company or any other person or entity involved in the Corporate Transaction), in exchange for the cancellation of the Options held by such Optionee, of the difference between the then Fair Market value of the aggregate number of shares of Common Stock then subject to such Options and the aggregate exercise price that would have to be paid to acquire such shares) or for substitution of appropriate new Options covering stock of a successor corporation to the Company or stock of an affiliate of such successor corporation.  If the Plan Administrator determines that such an assumption or substitution will be made, the Plan Administrator shall give notice of such determination to the Optionees, and the provisions of such assumption or substitution, and any adjustments made (i) to the number and kind of shares subject to the outstanding Options (or to the Options in substitution therefor), (ii) to the exercise prices, and/or (iii) to the terms and conditions of the stock Options, shall be binding on the Optionees.  Any such determination shall be made in the sole discretion of the Plan Administrator and shall be final, conclusive and binding on all Optionees.  If the Plan Administrator, in its sole discretion, determines that no such assumption or substitution will be made, each Option that is exercisable but not exercised and each Option that is not exercisable prior to the specified effective date for the Corporate Transaction, shall terminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed by the successor corporation or an affiliate thereof.

10.3        Further Adjustment of Options.

Subject to Section 10.2, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change in control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to Optionees, with respect to Options.  Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Options so as to provide for earlier, later, extended or additional time for exercise and other modifications, and the Plan Administrator may take such

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actions with respect to all Optionees, to certain categories of Optionees or only to individual Optionees.  The Plan Administrator may take such action before or after granting Options to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or change in control that is the reason for such action.

10.4        Limitations.

The grant of Options will in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

SECTION 11. WITHHOLDING

The Company may require the Optionee to pay to the Company the amount of any withholding taxes that the Company is required to withhold with respect to the grant or exercise of any Option.  Subject to the Plan and applicable law, the Plan Administrator may, in its sole discretion, permit the Optionee to satisfy withholding obligations, in whole or in part, by paying cash, by electing to have the Company withhold shares of Common Stock or by transferring shares of Common Stock to the Company, in such amounts as are equivalent to the Fair Market Value of the withholding obligation.  The Company shall have the right to withhold from any shares of Common Stock issuable pursuant to an Option or from any cash amounts otherwise due or to become due from the Company to the Optionee an amount equal to such taxes.  The Company may also deduct from any Option any other amounts due from the Optionee to the Company or a Subsidiary.

SECTION 12. AMENDMENT AND TERMINATION OF PLAN

12.1        Amendment of Plan.

The Plan may be amended only by the Board in such respects as it shall deem advisable; however, to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, stockholder approval will be required for any amendment that will (a) increase the total number of shares as to which Options may be granted under the Plan, (b) modify the class of persons eligible to receive Options, or (c) otherwise require stockholder approval under any applicable law or regulation.

12.2        Termination of Plan.

The Board may suspend or terminate the Plan at any time. The Plan will terminate in September, 2016.

12.3        Consent of Optionee.

The amendment or termination of the Plan shall not, without the consent of the Optionee, impair or diminish any rights or obligations under any Option theretofore granted under the Plan.

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Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Optionee, be made in a manner so as to constitute a “modification” that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option.

SECTION 13. GENERAL

13.1        Option Agreements.

Options granted under the Plan shall be evidenced by a written agreement that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are not inconsistent with the Plan.

13.2        Continued Employment or Services; Rights in Options.

None of the Plan, participation in the Plan or any action of the Plan Administrator taken under the Plan shall be construed as giving any person any right to be retained in the employ of the Company or limit the Company’s right to terminate the employment or services of any person.

13.3        Registration.

The Company shall be under no obligation to any Optionee to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.  The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

Inability of the Company to obtain, from any regulatory body having jurisdiction, the authority deemed by the Company’s counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

As a condition to the exercise of an Option, the Company may require the Optionee to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Optionee’s own account and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any relevant provision of the aforementioned laws.  At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or

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regulation, may be stamped on stock certificates to ensure exemption from registration.  The Plan Administrator may also require such other action or agreement by the Optionee as may from time to time be necessary to comply with the federal and state securities laws.

13.4        No Rights as a Stockholder.

No Option shall entitle the Optionee to any dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Option, free of all applicable restrictions.

13.5        Compliance with Laws and Regulations.

Notwithstanding anything in the Plan to the contrary, the Board, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Optionees who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Optionees.  Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an “incentive stock option” within the meaning of Section 422 of the Code.

13.6        No Trust or Fund.

The Plan is intended to constitute an “unfunded” plan.  Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Optionee, and no Optionee shall have any rights that are greater than those of a general unsecured creditor of the Company.

13.7        Severability.

If any provision of the Plan or any Option is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Option under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator’s determination, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, person or Option, and the remainder of the Plan and any such Option shall remain in full force and effect.

13.8        Arbitration of Disputes.

Any controversy arising out of or relating to the Plan or an option agreement shall be resolved by arbitration conducted pursuant to the arbitration rules of the American Arbitration Association.  The arbitration shall be final and binding on the parties.

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13.9        Applicable Law.

This Plan shall be governed by and interpreted, construed and applied in accordance with the laws of the State of Nevada to the extent that they apply.

SECTION 14. EFFECTIVE DATE

The Plan was adopted by the Board on November 1, 2006, with an effective date of September 11, 2006, so long as it is approved by the Company’s stockholders at any time within 12 months of such adoption.  Approved by the Company’s stockholders on                                          , 2007.

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Exhibit B

VITA FOOD PRODUCTS, INC.

2006 EMPLOYEE STOCK PURCHASE PLAN

The following constitute the provisions of the 2006 Employee Stock Purchase Plan of Vita Food Products, Inc.

1.             Purpose.  The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions.  It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.             Definitions.

(a)           “Board” shall mean the Board of Directors of the Company.

(b)           “Code” shall mean the Internal Revenue Code of 1986, as amended.

(c)           “Common Stock” shall mean the Common Stock of the Company.

(d)           “Company” shall mean Vita Food Products, Inc. and any Designated Subsidiary of the Company.

(e)           “Compensation” shall mean all W-2 compensation.

(f)            “Designated Subsidiaries” shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

(g)           “Employee” shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) consecutive months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

(h)           “Enrollment Date” shall mean the first day of each Purchase Period.

(i)            “Exercise Date” shall mean the last Trading Day of each Purchase Period. The first Exercise Date shall be the last Trading Day on or before November 17, 2006 or such other day as designated by the Board of Directors.

(j)            “Fair Market Value” shall mean, as of any date, the value of Common Stock determined as follows:

(1)           If the Common Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq National Market or The Nasdaq Small Cap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal  or such other source as the administrator deems reliable, or,

(2)           If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or,

(3)           in the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

 (k)          “Plan” shall mean this Vita Food Products, Inc. 2006 Employee Stock Purchase Plan.

(l)            “Purchase Price” shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

(m)          “Purchase Period” shall mean the period beginning November 17, 2006 to December 31, 2006 and thereafter commencing on the first Trading Day on or after January 1 and July 1 of each year and terminating on the last Trading Day in the period.  The duration and timing of Purchase Periods may be changed pursuant to Section 4 of this Plan.

(n)           “Reserves” shall mean the number of shares of Common Stock covered under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed for purchase.

(o)           “Subsidiary” shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

(p)           “Trading Day” shall mean a day on which national stock exchanges and the National Association of Securities Dealers Automated Quotation (NASDAQ) System are open for trading.

3.             Eligibility.

(a)           Any Employee (as defined in Section 2(g)), who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

(b)           Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted a right under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding rights to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) if such right permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such right is granted) for each calendar year in which such right is outstanding at any time.

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4.             Purchase Periods.  The Plan shall be implemented by consecutive Purchase Periods with a new Purchase Period beginning on the first Trading Day on or after January 1 and July 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. The first day of the first Purchase Period shall be November 17, 2006.  The Board shall have the power to change the duration of Purchase Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Purchase Period to be affected thereafter.

5.             Participation.

(a)           An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company’s payroll office prior to the applicable Enrollment Date.

(b)           Payroll deductions for a participant shall commence on the first payroll date following the Enrollment Date and shall end on the last payroll date in the Purchase Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

6.             Payroll Deductions.

(a)           At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Purchase Period in an amount not exceeding twenty percent (20%) of the Compensation which he or she receives on each pay day during the Purchase Period, and the aggregate of such payroll deductions during the Purchase Period shall not exceed twenty percent (20%) of the participant’s Compensation during said Purchase Period.

(b)           All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only.  A participant may not make any additional payments into such account.

(c)           A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may decrease the rate of his or her payroll deductions one time during a Purchase Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate.  The change in rate shall be effective with the first full payroll period following five (5) business days after the Company’s receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant’s subscription agreement shall remain in effect for successive Purchase Periods unless terminated as provided in Section 10 hereof.

(d)           Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant’s payroll deductions may be decreased to 0% at such time during any Purchase Period which is scheduled to end during the current calendar year (the “Current Purchase Period”) that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Purchase Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Purchase Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant’s subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

(e)           At the time a right is exercised, in whole or in part, or at the time some or all of the Company’s Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of a right or the disposition or the Common Stock.  At any time, the Company may, but will

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not be obligated to, withhold from the participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

7.             Grant of Right.  On the Enrollment Date of each Purchase Period, each eligible Employee participating in such Purchase Period shall be granted the right to purchase on the Exercise Date of such Purchase Period (at the applicable Purchase Price) up to a number of shares of the Company’s Common Stock determined by dividing such Employees’ payroll deductions accumulated prior to such Exercise Date and retained in the Participant’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Purchase Period more than a number of Shares determined by dividing $12,500 by the Fair Market Value of a share of the Company’s Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of a right shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire at 5:00 p.m., Chicago time, on the last day of the Purchase Period.

8.             Exercise of Right.  Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her right for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to the right shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Purchase Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant’s account after the Exercise Date shall be returned to the participant. During a participant’s lifetime, a participant’s right to purchase shares hereunder is exercisable only by him or her.

9.             Delivery.  As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a stock certificate representing the shares purchased upon exercise of his or her right.

10.           Withdrawal; Termination of Employment.

(a)           A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her right under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant’s payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant’s right for the Purchase Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made for such Purchase Period. If a participant withdraws from a Purchase Period, payroll deductions will not resume at the beginning of the succeeding Purchase Period unless the participant delivers to the Company a new subscription agreement.

(b)           Upon a participant’s ceasing to be an Employee (as defined in Section 2(g) hereof), for any reason, he or she will be deemed to have elected to withdraw from the Plan, and the payroll deductions credited to such participant’s account during the Purchase Period but not yet used to exercise the right will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant’s right will be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant’s

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customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

11.           Interest.  No interest shall accrue on the payroll deductions of a participant in the Plan.

12.           Stock.

(a)           The maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be one-hundred fifty-thousand (150,000), subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof.  If, on a given Exercise Date, the number of shares with respect to which rights are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

(b)           The participant will have no interest or voting right in shares covered by his right until such right has been exercised.

(c)           Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

13.           Administration.

(a)           Administrative Body.  The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board.  The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan.  Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

(b)           Rule 16b-3 Limitations.  Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor provision (“Rule 16b-3”) provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not “disinterested” as that term is used in Rule 16b-3.

14.           Designation of Beneficiary.

(a)           A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the right is exercised but prior to delivery to such participant of such shares and cash.  In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the right.  If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

(b)           Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver

5

such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.           Transferability.  Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an right or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Purchase Period in accordance with Section 10 hereof.

16.           Use of Funds.  All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

17.           Reports.  Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees after the expiration of each Purchase Period, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

18.           Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

(a)           Changes in Capitalization.  Subject to any required action by the shareholders of the Company, the Reserves, as well as the price per share and the number of shares of Common Stock covered by each right under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration”. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to a right.

(b)           Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Purchase Period shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

(c)           Merger or Asset Sale.  In the event of a proposed sale of all, or substantially all, of the assets of the Company, or the merger of the Company with or into another corporation, any Purchase Period then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”).  The New Exercise Date shall be before the date of the Company’s proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s right has been changed to the New Exercise Date and that the participant’s right shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Purchase Period as provided in Section 10 hereof.

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19.           Amendment or Termination.

(a)           The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof no such termination can affect rights previously granted. Except as provided in Section 18 hereof, no amendment may make any change in any right theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

(b)           Without stockholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Board (or its committee) shall be entitled to change the Purchase Periods, limit the frequency and/or number of changes in the amount withheld during a Purchase Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

20.           Notices.  All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21.           Conditions Upon Issuance of Shares.  Shares shall not be issued with respect to an right unless the exercise of such right and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of a right, the Company may require the person exercising such right to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22.           Term of Plan.  The Plan shall become effective upon the adoption by the Board of Directors, subject to the Company’s stockholders approval as set forth below.  It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.

23.           Stockholder Approval.  Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months.  Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law.

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EXHIBIT A

VITA FOOD PRODUCTS, INC.

2006 EMPLOYEE STOCK PURCHASE PLAN

SUBSCRIPTION AGREEMENT

Original application	Enrolled as of September , 2006
Change in Payment Deduction Rate
Change of Beneficiary(ies)

1.                                       _______________ hereby elects to participate in the Vita Food Products, Inc. 2006 Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”) and subscribes to purchase shares of the Company’s Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2.                                       I hereby authorize payroll deductions from each paycheck in the amount of       % (1-20%) of my Compensation on each payday during the Purchase Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3.                                       I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from a Purchase Period, any accumulated payroll deductions will be used to automatically exercise my right.

4.                                       I have received a copy of the complete “Vita Food Products, Inc. 2006 Employee Stock Purchase Plan.” I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan.

5.                                       Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and spouse only):  _________________________________ _______________________.

6.                                       I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Purchase Period during which I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased over the price which I paid for the shares.  I hereby agree to notify the Company in writing within 30 days after the date of any disposition of my shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock.  The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me.  If I dispose of such shares at any time after the expiration of the 2-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Purchase Period.  The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7.                                       I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8.                                       In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

NAME: (Please print)
(First)	(Middle)	(Last)

Relationship

(Address)

Employee’s Social Security Number:

Employee’s Address:

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE PURCHASE PERIODS UNLESS TERMINATED BY ME.

Dated:	Signature of Employee

Spouse’s Signature (If beneficiary other than spouse)

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EXHIBIT B

VITA FOOD PRODUCTS, INC.

2006 EMPLOYEE STOCK PURCHASE PLAN

NOTICE OF WITHDRAWAL

The undersigned participant in the Purchase Period of the Vita Food Products, Inc. 2006 Employee Stock Purchase Plan which began on                                        , 20    . (the “Enrollment Date”) hereby notifies the Company that he or she hereby withdraws from the Purchase Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Purchase Period. The undersigned understands and agrees that his or her right for such Purchase Period will be automatically terminated.  The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Purchase Period and the undersigned shall be eligible to participate in succeeding Purchase Periods only by delivering to the Company a new Subscription Agreement.

Name and Address of Participant:

Signature:

Date:

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                                                                                                                                                                                0                              ■

VITA FOOD PRODUCTS, INC.

This Proxy is Solicited on Behalf of the Board of Directors for the

Annual Meeting to be held on May 17, 2007

The undersigned hereby constitutes and appoints Stephen D. Rubin with full power of substitution, his or her true and lawful agent and proxy to represent the undersigned at the Annual Meeting of Shareholders of Vita Food Products, Inc. (the “Company”) to be held on May 17, 2007, at 9:00 A.M., and at any adjournments or postponements thereof, to vote all shares of the undersigned at such meeting as specified herein and, in his best judgment, on any other business that may properly come before such meeting. The undersigned acknowledges receipt of the Proxy Statement related to such Meeting.

You are encouraged to specify your choice by marking the appropriate box, SEE REVERSE SIDE, but you need not mark any box if you wish to vote in accordance with the Board of Director’s recommendations. The Proxy cannot vote your shares unless you sign and return this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND IN FAVOR OF THE ADOPTION OF THE VITA FOOD PRODUCTS, INC. 2006 STOCK OPTION PLAN, IN FAVOR OF THE ADOPTION OF THE VITA FOOD PRODUCTS , INC. EMPLOYEE STOCK PURCHASE PLAN, IN FAVOR OF THE APPROVAL OF THE COMPANY’S ABILITY TO ISSUE SHARES OF ITS COMMON STOCK TOTHE MEMBERS OF THE BOARD OF DIRECTORS AS FEES FOR SERVICES RENDERED AS DIRECTORS OF THE COMPANY AND IN FAVOR OF THE RATIFICATION OF BDO SEIDMAN, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR 2007.

(Continued and to be signed on the reverse side)

■                                                                                                                                                                                             14475   ■

ANNUAL MEETING OF SHAREHOLDERS OF

VITA FOOD PRODUCTS, INC.

May 17, 2007

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

âPlease detach along perforated line and mail in the envelope provided.â

■	20630303030000000000 8	051707

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES AND “FOR” PROPOSALS 2, 3, 4, AND 5.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

					FOR	AGAINST	ABSTAIN
1. Election of Directors:			2.	To adopt the Vita Food Products, Inc. 2006 Stock Option Plan.	☐	☐	☐
		NOMINEES:
☐	FOR ALL NOMINEES	☐ Stephen D. Rubin ☐ Howard Bedford ☐ John C. Seramur	3.	To adopt the Vita Food Products, Inc. 2006 Employee Stock Purchase Plan.	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ Robert C. Douglas II ☐ Edward P. Dolanski ☐ David S. Lipson	4.	To approve the Company’s ability to issue shares of common stock to members of the Board of Directors as fees for services rendered as directors of the Company.	☐	☐	☐
☐	FOR ALL EXCEPT (See instructions below)
			5.	To ratify the selection of BDO Seidman, LLP as independent registered public accounting firm of the Comopany for the year ending December 31, 2007.	☐	☐	☐

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ■		*NOTE* IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

			PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

		☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:
Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.